Exhibit 10.6
NORTEL NETWORKS CORPORATION — STOCK OPTIONS
INSTRUMENT OF GRANT — BELGIUM
«COUNTRY»

NAME OF OPTIONEE:	«NAME» («GID»)

EFFECTIVE DATE:	«GRANT_DATE»

NUMBER OF OPTIONS:	«GRANTED»

SUBSCRIPTION PRICE:	«PRICE» (USD)

EXPIRATION DATE:	«EXPIRY_DATE»

VESTING SCHEDULE:	«VESTING» — «Vest_Desc»

VESTING START DATE:

PLAN:	Nortel «PLAN» Plan
This instrument (hereinafter the “Instrument of Grant”) evidences a Grant to you of the number of Options indicated above, on the Effective Date indicated above, pursuant to the Nortel 2005 Stock Incentive Plan, As Amended and Restated and as may be further amended from time to time (the “Plan”). Each Option covered by this Instrument of Grant generally entitles you to purchase one common share (a “Share”) of Nortel Networks Corporation (the “Corporation”), at the Subscription Price per Share indicated above, no later than the Expiration Date indicated above, or such earlier date as may be applicable pursuant to the provisions of the Plan. Capitalized terms not otherwise defined in this Instrument of Grant have the meanings set forth in the Plan.
1. All Options covered by this Instrument of Grant are subject to the terms and conditions stated in the Plan, except as specifically or additionally provided in this Instrument of Grant and/or in any rules, regulations, determinations or interpretations prescribed and/or made by the Committee (or its delegates) under the power and authority granted under the Plan (the “Rules and Regulations”), and all of the provisions of the Plan and the Rules and Regulations are incorporated by reference as if expressly restated herein. Different Rules and Regulations may apply to you and/or the Options covered by this Instrument of Grant depending on your country work location, residency or payroll, whether on the Effective Date of the Grant of Options, on the date of exercise of the Options, or otherwise. Accordingly, you should review the Plan and the Rules and Regulations from time to time, which are available as indicated below, in conjunction with this Instrument of Grant.
2. The Options covered by this Instrument of Grant are U.S. Options, so the Subscription Price and all other amounts to be calculated in accordance with the provisions of the Plan for purposes of this Grant of Options shall be calculated and stated in U.S. dollars. The Options are Non-Qualified Stock Options for the purposes of the Plan. Such designation is only relevant in determining the U.S. federal income tax consequences, if any, applicable to the Options, and has no bearing on the tax treatment applicable to Options in countries outside of the United States. Optionees are urged to seek their own tax advice to assess the tax status of such Options.
3. You will have the right to exercise the Options after they have vested in such amounts and on such dates in accordance with the vesting schedule, provided that you have been in the continuous employment of the Corporation or any of its subsidiaries or affiliated entities from the Effective Date. The exact amounts and dates for vesting are specified in your Grant information available through the Nortel Intranet — WebStock site (https://webstock.us.nortel.com:49701/webstock/docs/default.html), “Personal Summary of Stock Options” web page, or such other web site or through such other means as may be specified by the Corporation from time to time.
4. Options may be exercised: (i) by irrevocable notice of exercise in writing, executed and delivered by the Optionee to the Nortel Global Equity Award Services Department (at 195 The West Mall, Toronto, Ontario, Canada M9C 5K1, or such other address as may be in effect from time to time); and/or (ii) through such Internet-based or on-line system or such telephonic or voice recognition system (whether provided by the Corporation or any third party on behalf of the Corporation); in each case, in such form or manner as may be specified from time to time by the Corporation on the Nortel Intranet — Services@Work site (http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Equity Awards/Stock Options/Exercise Process, or otherwise in accordance with the Plan. The date of exercise of the Options shall be the date on which the notice of exercise, accompanied by payment of the Subscription Price and any other required documentation as provided in the Plan or the Rules and Regulations, is received by the Corporation, in such form or manner as may be specified from time to time by the Corporation.
5. The terms and conditions in this paragraph apply to you only if one or both of the following apply: (i) you are a “Reporting Insider” for the purpose of Corporate Procedure No. 320.28 — Use of Undisclosed Material Information on the Effective Date indicated above; or (ii) the number of Options evidenced by this Instrument of Grant is equal to or in excess of 1,500 Options. In consideration of the Grant of Options, in the event that you exercise all or any part of the Options at any time subsequent to the date which is twelve (12) months prior to the date of termination of your employment (whether wrongful or for any other reason) (the “Applicable Period”), and:
(i)	while employed or during the period of twelve (12) months following the termination of your employment (whether wrongful or for any other reason), you accept employment with an employer, or accept an engagement to supply services, directly or indirectly, to a third party, that is in competition with any Nortel Company;
(ii)	you fail to comply with or otherwise breach the terms or conditions of any confidentiality agreement or non-disclosure agreement with any Nortel Company;
(iii)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, directly or indirectly recruit, induce or solicit, or attempt to recruit, induce or solicit, any current employee or other individual who is/or was supplying services to any Nortel Company, to terminate their employment or contractual arrangements with any Nortel Company; or
(iv)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, solicit, divert or take away, or attempt to divert or take away the business of any of the customers or accounts, or prospective customers or accounts, of any Nortel Company or any of its distributors, representatives or vendors, which you have had contact or communication with while employed at any Nortel Company;
you agree that you will, if required by the Corporation in its sole discretion, pay to the Corporation within ten (10) days of written demand for payment from the Corporation an amount equal to the amount of the excess of the Market Value, on the date of exercise of the Options, of the Shares purchased as a result of the exercise of the Options over the Subscription Price for the Shares covered by the Options (the “Applicable Amount”).
     Provided you are not entitled to any Corresponding Tax Benefit, the Applicable Amount shall be reduced by the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the issuance of Shares upon the exercise of options during the Applicable Period (and, where applicable, in respect of the Grant of such Options).
     If you are entitled to a Corresponding Tax Benefit which is equal to or less than the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the issuance of Shares upon the exercise of options during the Applicable Period (such difference between the Corresponding Tax Benefit and Tax, if any, is referred to herein as the “Tax Benefit Deficiency”), the Applicable Amount shall be reduced by an amount equal to the Tax Benefit Deficiency.
     For the purposes of this paragraph 5:
“Corresponding Tax Benefit” means the amount of any deduction from or reduction or credit to the amount of Taxes paid or payable by you or on your behalf in accordance with the laws of the tax jurisdiction applicable to you as a result of or in connection with the payment to the Corporation of all or any portion of the Applicable Amount by the Designated Employee;
“Nortel Company” means, collectively, Nortel Networks Corporation and its direct and indirect Subsidiaries (as such term is defined by the Plan); and
“Tax” means any income tax, capital gains tax, statutory pension plan contributions and/or other social security tax or applicable social security charge levied in accordance with the laws of the jurisdiction to which you are subject at the time the Shares are issued upon the exercise of Options (and, where applicable, at the time of the Effective Date of the Grant of such Options).
6. The Corporation may require, as a condition of exercise of the Options, that you: (i) pay any applicable taxes, charges, duties, contributions or otherwise (hereinafter “taxes”) which are required to be paid by you to any federal, provincial, state, local, foreign or other taxation authority; (ii) pay or reimburse any taxes which are required to be withheld and remitted by the Corporation or any of its subsidiaries; (iii) complete any forms or provide any additional documents in connection with taxes; and (iv) otherwise comply with all applicable tax laws; in each case in connection with the Grant of the Options, the vesting of the Options, the exercise of the Options, and/or the expiration of the Options, and as may be specified in the Rules and Regulations or otherwise in accordance with the Plan. The Corporation may also require, as a condition of exercise of the Options, that all or a portion of the Shares issued to you upon the exercise of the Options: (i) be withheld, until such time as payment for any tax withholdings made by the Corporation or any of its subsidiaries on account of applicable taxes (hereinafter “tax withholdings”) has been received; and/or (ii) be sold by you or on your behalf to generate proceeds sufficient to cover any tax withholdings and any other related broker or administrative fees, in each case if you do not pay such tax withholdings within the designated time periods as may be specified in the Rules and Regulations or otherwise in accordance with the Plan. You further acknowledge and agree that conditions or restrictions on the transferability of the Shares issued to you upon the exercise of the Options may be imposed on such Shares on account of taxes or tax withholdings in connection with the Grant of the Options, the vesting of the Options, the exercise of the Options, and/or the expiration of the Options, in each case as may be specified in the Rules and Regulations or otherwise in accordance with the Plan.
7. If the Compensation and Human Resources Committee, in its reasonable discretion, upon consideration of relevant facts and circumstances, concludes that the Optionee has committed an intentional misconduct as defined by the Compensation and Human Resources Committee Policy Regarding Recoupment of Incentive Compensation (the “Recoupment Policy”) relating to forfeiture and/or recoupment of incentive compensation, including stock options, the Optionee shall, in accordance with the terms of the Recoupment Policy, automatically forfeit any grants of Options received under this Instrument of Grant but not yet exercised, or if exercised, the Optionee shall reimburse the Company the amount of monetary compensation received by the Optionee as a result of such exercise of Options, and/or the Company shall be entitled to issue proceedings to recover damages against the Optionee in respect of any losses incurred.

8. The Options are not transferable or assignable and shall only be exercisable by you or your legal guardian while you are alive. In the event of your death, the right to exercise shall be governed by the terms of the Plan, subject to any applicable Rules and Regulations.
9. This Instrument of Grant: (i) shall be binding upon and inure to the benefit of any successor of the Corporation; (ii) shall be governed by the laws of the Province of Ontario, and any applicable laws of Canada; and (iii) may not be amended except in writing or as otherwise provided in the Plan. In the event of a conflict between the provisions of this Instrument of Grant and those of the Plan or the Rules and Regulations, the provisions of the Plan or the Rules and Regulations, as the case may be, shall govern, except to the extent that the terms and conditions of the Grant of Options evidenced by this Instrument of Grant are specifically recorded as a variation from the terms and conditions of the Plan or the Rules and Regulations, as the case may be. In order to receive any benefits under this Instrument of Grant, it must be accepted by you within ninety (90) days of the Effective Date. Any grants of Options for which the Corporation has not received an accepted Instrument of Grant from you within the ninety (90) day period shall be automatically cancelled for no consideration at the end of such ninety (90) day period.
10. A copy of the Plan, the Prospectus for the Plan pursuant to Section 10(a) of the U.S. Securities Act of 1933, any amendments to such Prospectus, and the Rules and Regulations can be found on the Nortel Intranet — Services@Work site
(http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Equity Awards/Plan Documents. The Services@Work site also contains other general information about the Options. You should check the Services@Work site frequently since it may be updated from time to time.
     You acknowledge that a copy of the Plan and the Rules and Regulations, if any, have been delivered to you with this Instrument of Grant.
11. You acknowledge that: (i) the Plan is discretionary and may be suspended or terminated by the Corporation at any time; (ii) the Grant of Options does not create any right to receive future Grants of Options, or benefits in lieu of Options and the terms and conditions of any future Grants of Options, if any, will be communicated if and when new Grants of Options are to be made; (iii) the value of the Options is outside the scope of your employment contract, if any, and the Grant of Options is not for labour performed; (iv) participation in the Plan is voluntary; (v) the future value of the Shares is unknown and cannot be predicted with certainty; (vi) the Options are not part of remuneration for purposes of any compensation on termination of employment, severance payments, indemnities or end of service payments or benefits of any nature; (vii) the vesting of the Options ceases upon termination of employment, whether lawful or otherwise, except as provided in the Plan, and neither the Corporation nor any of its subsidiaries is required to compensate you for any financial loss (including taxes, social security premiums and lost capital gain) as a result of the expiration of Options or the early exercise thereof on any such termination of employment; and (viii) the Grant of the Option does not give rise to additional obligations for any subsidiary which employs you. If, notwithstanding the foregoing, any contractual or statutory (employment or otherwise) claim is found to have arisen, then you, by accepting this Instrument of Grant or the Options, shall, to the extent permitted by applicable law, be deemed irrevocably to have waived your entitlement to pursue such claim.
12. The various provisions and sub-provisions of this Instrument of Grant are severable and if any provision or identifiable part thereof is held to be unenforceable by any court of competent jurisdiction then such unenforceability shall not affect the enforceability of the remaining provisions or identifiable parts thereof in this Instrument of Grant, the Plan, the Rules and Regulations, or any documents related to the Plan.
13. Nortel and its third party service providers may need to collect and use information about employees for the purpose of the grant and/or exercise of Options, administering the Plan, and to comply with tax, reporting and disclosure obligations under applicable laws and regulations. Such information may be communicated to any person deemed necessary for the administration of the Plan, even if it requires such information to be transferred or communicated to persons based outside your country of employment. Such information is from time to time transferred between companies within the group and to such third party service providers, to achieve these objectives. Nortel and its third party service providers will hold your “Plan participation file” at any location deemed necessary, on the understanding that you will be given access without constraint at reasonable intervals and without excessive delay or expense to examine and correct such information. By accepting the Instrument of Grant or the Options, you are affirming your consent to the collection, processing, storage, disclosure and transfer of your personal information for these purposes.
14. By accepting this Instrument of Grant or the Options, you expressly consent that the Plan, the Rules and Regulations, the Prospectus for the Plan and any other document relating thereto, including this Instrument of Grant and the information about the Grant available through the Nortel Intranet — WebStock site, be drawn up and/or available in English only. Par votre acceptation de la présente Entente ou des Options, vous consentez expressément à ce que le Régime, les règlements et le prospectus relatifs au Régime et tout autre document connexe, y compris la présente Entente et l’information concernant vos options disponible à la page « WebStock » de l’intranet de Nortel soient rédigés et/ou disponibles en anglais seulement.
15. By accepting this Instrument of Grant or the Options, you (i) acknowledge and confirm that you have read and understood the Plan, the Rules and Regulations, this Instrument of Grant and all information about the Grant available on WebStock Option Summary, and that you have had an opportunity to seek separate fiscal, legal and taxation advice in relation thereto; and (ii) agree to be bound by the terms and conditions stated in this Instrument of Grant, including without limitation the terms and conditions of the Plan and the Rules and Regulations incorporated by reference herein.
16. The timing of taxation on your stock options is dependent upon when you accept this Instrument of Grant;

i) if this Instrument of Grant is accepted greater than 60 days after the date of offer/Formal Grant Notification Date (as defined below), your stock options will be taxable at the date of exercise
ii) if this Instrument of Grant is accepted within 60 days of the date of offer/Formal Grant Notification Date (as defined below) by checking one of the boxes below, your stock options will be taxable at time of grant:
Any references in this Instrument of Grant to potential tax consequences are made solely for general information purposes. Nortel is and shall not in any manner be responsible or in any way liable for the accuracy of such information, or changes in Belgian tax law or interpretations made by Belgian authorities which could potentially conflict with such information.

☐	I accept the terms and conditions of this Grant and commit not to exercise the options prior to the end of the third calendar year after the year in which Moment of Grant occurs (Moment of Grant is deemed to occur 60 days after the Formal Grant Notification Date), which will result in a taxable fringe benefit equal to 10% of the value of the underlying shares. I understand that if I exercise the options prior to this time I will be deemed to have received an additional taxable fringe benefit equal to 10% of the value of the underlying shares. Further, I acknowledge and agree that Nortel has not attested to or otherwise certified or guaranteed the accuracy of information on potential tax consequences and Nortel is and shall not in any manner be responsible or in any way liable for the accuracy of such information, or changes in Belgian tax law or interpretations made by Belgian authorities which could potentially conflict with such information.

☐	I accept the terms and conditions of this Grant and do not commit not to exercise the options prior to the end of the third calendar year after the year in which Moment of Grant occurs (Moment of Grant is deemed to occur 60 days after the Formal Grant Notification Date). I understand that because I have not committed to refrain from exercising the options prior to this time I will be deemed to have received a taxable fringe benefit equal to 20% of the value of the underlying shares. Further, I acknowledge and agree that Nortel has not attested to or otherwise certified or guaranteed the accuracy of information on potential tax consequences and Nortel is and shall not in any manner be responsible or in any way liable for the accuracy of such information, or changes in Belgian tax law or interpretations made by Belgian authorities which could potentially conflict with such information.
If you accept this Grant and want to be taxed at grant please check the appropriate box above, execute where indicated below and return within 60 days of the Formal Grant Notification Date all pages of this Instrument of Grant to Global Equity Award Services, Nortel Networks Corporation, Dept CO1G, MS-T0504001, 195 The West Mall, Toronto, Ontario, Canada, M9C 5K1. The “Formal Grant Notification Date” of this Grant is the day on which Nortel Networks Corporation sent you an e-mail notifying you of this Grant (regardless of when you read that e-mail).
If you accept this Grant and want to be taxed at exercise please execute where indicated below and return after 60 days of the Formal Grant Notification Date all pages of this Instrument of Grant to Global Equity Award Services, Nortel Networks Corporation, Dept CO1G, MS-T0504001, 195 The West Mall, Toronto, Ontario, Canada, M9C 5K1. The “Formal Grant Notification Date” of this Grant is the day on which Nortel Networks Corporation sent you an e-mail notifying you of this Grant (regardless of when you read that e-mail).
By default, taxation of your stock options will occur on the day of exercise.

Signature of Optionee:

Date:

NORTEL NETWORKS CORPORATION — STOCK OPTIONS
INSTRUMENT OF GRANT
«COUNTRY»

NAME OF OPTIONEE:	«NAME» («GID»)

EFFECTIVE DATE:	«GRANT_DATE»

NUMBER OF OPTIONS:	«GRANTED»

SUBSCRIPTION PRICE:	«PRICE» (USD)

EXPIRATION DATE:	«EXPIRY_DATE»

VESTING SCHEDULE:	«VESTING» — «Vest_Desc»

VESTING START DATE:

PLAN:	Nortel «PLAN» Plan
This instrument (hereinafter the “Instrument of Grant”) evidences a Grant to you of the number of Options indicated above, on the Effective Date indicated above, pursuant to the Nortel 2005 Stock Incentive Plan, As Amended and Restated and as may be further amended from time to time (the “Plan”). Each Option covered by this Instrument of Grant generally entitles you to purchase one common share (a “Share”) of Nortel Networks Corporation (the “Corporation”), at the Subscription Price per Share indicated above, no later than the Expiration Date indicated above, or such earlier date as may be applicable pursuant to the provisions of the Plan. Capitalized terms not otherwise defined in this Instrument of Grant have the meanings set forth in the Plan.
1. All Options covered by this Instrument of Grant are subject to the terms and conditions stated in the Plan, except as specifically or additionally provided in this Instrument of Grant and/or in any rules, regulations, determinations or interpretations prescribed and/or made by the Committee (or its delegates) under the power and authority granted under the Plan (the “Rules and Regulations”), and all of the provisions of the Plan and the Rules and Regulations are incorporated by reference as if expressly restated herein. Different Rules and Regulations may apply to you and/or the Options covered by this Instrument of Grant depending on your country work location, residency or payroll, whether on the Effective Date of the Grant of Options, on the date of exercise of the Options, or otherwise. Accordingly, you should review the Plan and the Rules and Regulations from time to time, which are available as indicated below, in conjunction with this Instrument of Grant.
2. The Options covered by this Instrument of Grant are U.S. Options, so the Subscription Price and all other amounts to be calculated in accordance with the provisions of the Plan for purposes of this Grant of Options shall be calculated and stated in U.S. dollars. The Options are Non-Qualified Stock Options for the purposes of the Plan. Such designation is only relevant in determining the U.S. federal income tax consequences, if any, applicable to the Options, and has no bearing on the tax treatment applicable to Options in countries outside of the United States. Optionees are urged to seek their own tax advice to assess the tax status of such Options.
3. You will have the right to exercise the Options after they have vested in such amounts and on such dates in accordance with the vesting schedule, provided that you have been in the continuous employment of the Corporation or any of its subsidiaries or affiliated entities from the Effective Date. The exact amounts and dates for vesting are specified in your Grant information available through the Nortel Intranet — WebStock site (https://webstock.us.nortel.com:49701/webstock/docs/default.html), “Personal Summary of Stock Options” web page, or such other web site or through such other means as may be specified by the Corporation from time to time.
4. Options may be exercised: (i) by irrevocable notice of exercise in writing, executed and delivered by the Optionee to the Nortel Global Equity Award Services Department (at 195 The West Mall, Toronto, Ontario, Canada M9C 5K1, or such other address as may be in effect from time to time); and/or (ii) through such Internet-based or on-line system or such telephonic or voice recognition system (whether provided by the Corporation or any third party on behalf of the Corporation); in each case, in such form or manner as may be specified from time to time by the Corporation on the Nortel Intranet — Services@Work site (http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Equity Awards/Stock Options/Exercise Process, or otherwise in accordance with the Plan. The date of exercise of the Options shall be the date on which the notice of exercise, accompanied by payment of the Subscription Price and any other required documentation as provided in the Plan or the Rules and Regulations, is received by the Corporation, in such form or manner as may be specified from time to time by the Corporation.
5. The terms and conditions in this paragraph apply to you only if one or both of the following apply: (i) you are a “Reporting Insider” for the purpose of Corporate Procedure No. 320.28 — Use of Undisclosed Material Information on the Effective Date indicated above; or (ii) the number of Options evidenced by this Instrument of Grant is equal to or in excess of 1,500 Options. In consideration of the Grant of Options, in the event that you exercise all or any part of the Options at any time subsequent to the date which is twelve (12) months prior to the date of termination of your employment (whether wrongful or for any other reason) (the “Applicable Period”), and:
(i)	while employed or during the period of twelve (12) months following the termination of your employment (whether wrongful or for any other reason), you accept employment with an employer, or accept an engagement to supply services, directly or indirectly, to a third party, that is in competition with any Nortel Company;
(ii)	you fail to comply with or otherwise breach the terms or conditions of any confidentiality agreement or non-disclosure agreement with any Nortel Company;
(iii)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, directly or indirectly recruit, induce or solicit, or attempt to recruit, induce or solicit, any current employee or other individual who is/or was supplying services to any Nortel Company, to terminate their employment or contractual arrangements with any Nortel Company; or
(iv)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, solicit, divert or take away, or attempt to divert or take away the business of any of the customers or accounts, or prospective customers or accounts, of any Nortel Company or any of its distributors, representatives or vendors, which you have had contact or communication with while employed at any Nortel Company;
you agree that you will, if required by the Corporation in its sole discretion, pay to the Corporation within ten (10) days of written demand for payment from the Corporation an amount equal to the amount of the excess of the Market Value, on the date of exercise of the Options, of the Shares purchased as a result of the exercise of the Options over the Subscription Price for the Shares covered by the Options (the “Applicable Amount”).
     Provided you are not entitled to any Corresponding Tax Benefit, the Applicable Amount shall be reduced by the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the issuance of Shares upon the exercise of options during the Applicable Period (and, where applicable, in respect of the Grant of such Options).
     If you are entitled to a Corresponding Tax Benefit which is equal to or less than the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the issuance of Shares upon the exercise of options during the Applicable Period (such difference between the Corresponding Tax Benefit and Tax, if any, is referred to herein as the “Tax Benefit Deficiency”), the Applicable Amount shall be reduced by an amount equal to the Tax Benefit Deficiency.
     For the purposes of this paragraph 5:
“Corresponding Tax Benefit” means the amount of any deduction from or reduction or credit to the amount of Taxes paid or payable by you or on your behalf in accordance with the laws of the tax jurisdiction applicable to you as a result of or in connection with the payment to the Corporation of all or any portion of the Applicable Amount by the Designated Employee;
“Nortel Company” means, collectively, Nortel Networks Corporation and its direct and indirect Subsidiaries (as such term is defined by the Plan); and
“Tax” means any income tax, capital gains tax, statutory pension plan contributions and/or other social security tax or applicable social security charge levied in accordance with the laws of the jurisdiction to which you are subject at the time the Shares are issued upon the exercise of Options (and, where applicable, at the time of the Effective Date of the Grant of such Options).
6. The Corporation may require, as a condition of exercise of the Options, that you: (i) pay any applicable taxes, charges, duties, contributions or otherwise (hereinafter “taxes”) which are required to be paid by you to any federal, provincial, state, local, foreign or other taxation authority; (ii) pay or reimburse any taxes which are required to be withheld and remitted by the Corporation or any of its subsidiaries; (iii) complete any forms or provide any additional documents in connection with taxes; and (iv) otherwise comply with all applicable tax laws; in each case in connection with the Grant of the Options, the vesting of the Options, the exercise of the Options, and/or the expiration of the Options, and as may be specified in the Rules and Regulations or otherwise in accordance with the Plan. The Corporation may also require, as a condition of exercise of the Options, that all or a portion of the Shares issued to you upon the exercise of the Options: (i) be withheld, until such time as payment for any tax withholdings made by the Corporation or any of its subsidiaries on account of applicable taxes (hereinafter “tax withholdings”) has been received; and/or (ii) be sold by you or on your behalf to generate proceeds sufficient to cover any tax withholdings and any other related broker or administrative fees, in each case if you do not pay such tax withholdings within the designated time periods as may be specified in the Rules and Regulations or otherwise in accordance with the Plan. You further acknowledge and agree that conditions or restrictions on the transferability of the Shares issued to you upon the exercise of the Options may be imposed on such Shares on account of taxes or tax withholdings in connection with the Grant of the Options, the vesting of the Options, the exercise of the Options, and/or the expiration of the Options, in each case as may be specified in the Rules and Regulations or otherwise in accordance with the Plan.
7. If the Compensation and Human Resources Committee, in its reasonable discretion, upon consideration of relevant facts and circumstances, concludes that the Optionee has committed an intentional misconduct as defined by the Compensation and Human Resources Committee Policy Regarding Recoupment of Incentive Compensation (the “Recoupment Policy”) relating to forfeiture and/or recoupment of incentive compensation, including stock options, the Optionee shall, in accordance with the terms of the Recoupment Policy, automatically forfeit any grants of Options received under this Instrument of Grant but not yet exercised, or if exercised, the Optionee shall reimburse the Company the amount of monetary compensation received by the Optionee as a result of such exercise of Options, and/or the Company shall be entitled to issue proceedings to recover damages against the Optionee in respect of any losses incurred.

8. The Options are not transferable or assignable and shall only be exercisable by you or your legal guardian while you are alive. In the event of your death, the right to exercise shall be governed by the terms of the Plan, subject to any applicable Rules and Regulations.
9. This Instrument of Grant: (i) shall be binding upon and inure to the benefit of any successor of the Corporation; (ii) shall be governed by the laws of the Province of Ontario, and any applicable laws of Canada; and (iii) may not be amended except in writing or as otherwise provided in the Plan. In the event of a conflict between the provisions of this Instrument of Grant and those of the Plan or the Rules and Regulations, the provisions of the Plan or the Rules and Regulations, as the case may be, shall govern, except to the extent that the terms and conditions of the Grant of Options evidenced by this Instrument of Grant are specifically recorded as a variation from the terms and conditions of the Plan or the Rules and Regulations, as the case may be. In order to receive any benefits under this Instrument of Grant, it must be accepted by you within ninety (90) days of the Effective Date. Any grants of Options for which the Corporation has not received an accepted Instrument of Grant from you within the ninety (90) day period shall be automatically cancelled for no consideration at the end of such ninety (90) day period.
10. A copy of the Plan, the Prospectus for the Plan pursuant to Section 10(a) of the U.S. Securities Act of 1933, any amendments to such Prospectus, and the Rules and Regulations can be found on the Nortel Intranet — Services@Work site
(http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Equity Awards/Plan Documents. The Services@Work site also contains other general information about the Options. You should check the Services@Work site frequently since it may be updated from time to time.
     You acknowledge that a copy of the Plan and the Rules and Regulations, if any, have been delivered to you with this Instrument of Grant.
11. You acknowledge that: (i) the Plan is discretionary and may be suspended or terminated by the Corporation at any time; (ii) the Grant of Options does not create any right to receive future Grants of Options, or benefits in lieu of Options and the terms and conditions of any future Grants of Options, if any, will be communicated if and when new Grants of Options are to be made; (iii) the value of the Options is outside the scope of your employment contract, if any, and the Grant of Options is not for labour performed; (iv) participation in the Plan is voluntary; (v) the future value of the Shares is unknown and cannot be predicted with certainty; (vi) the Options are not part of remuneration for purposes of any compensation on termination of employment, severance payments, indemnities or end of service payments or benefits of any nature; (vii) the vesting of the Options ceases upon termination of employment, whether lawful or otherwise, except as provided in the Plan, and neither the Corporation nor any of its subsidiaries is required to compensate you for any financial loss (including taxes, social security premiums and lost capital gain) as a result of the expiration of Options or the early exercise thereof on any such termination of employment; and (viii) the Grant of the Option does not give rise to additional obligations for any subsidiary which employs you. If, notwithstanding the foregoing, any contractual or statutory (employment or otherwise) claim is found to have arisen, then you, by accepting this Instrument of Grant or the Options, shall, to the extent permitted by applicable law, be deemed irrevocably to have waived your entitlement to pursue such claim.
12. The various provisions and sub-provisions of this Instrument of Grant are severable and if any provision or identifiable part thereof is held to be unenforceable by any court of competent jurisdiction then such unenforceability shall not affect the enforceability of the remaining provisions or identifiable parts thereof in this Instrument of Grant, the Plan, the Rules and Regulations, or any documents related to the Plan.
13. Nortel and its third party service providers may need to collect and use information about employees for the purpose of the grant and/or exercise of Options, administering the Plan, and to comply with tax, reporting and disclosure obligations under applicable laws and regulations. Such information may be communicated to any person deemed necessary for the administration of the Plan, even if it requires such information to be transferred or communicated to persons based outside your country of employment. Such information is from time to time transferred between companies within the group and to such third party service providers, to achieve these objectives. Nortel and its third party service providers will hold your “Plan participation file” at any location deemed necessary, on the understanding that you will be given access without constraint at reasonable intervals and without excessive delay or expense to examine and correct such information. By accepting the Instrument of Grant or the Options, you are affirming your consent to the collection, processing, storage, disclosure and transfer of your personal information for these purposes.
14. By accepting this Instrument of Grant or the Options, you expressly consent that the Plan, the Rules and Regulations, the Prospectus for the Plan and any other document relating thereto, including this Instrument of Grant and the information about the Grant available through the Nortel Intranet — WebStock site, be drawn up and/or available in English only. Par votre acceptation de la présente Entente ou des Options, vous consentez expressément à ce que le Régime, les règlements et le prospectus relatifs au Régime et tout autre document connexe, y compris la présente Entente et l’information concernant vos options disponible à la page « WebStock » de l’intranet de Nortel soient rédigés et/ou disponibles en anglais seulement.
15. By accepting this Instrument of Grant or the Options, you (i) acknowledge and confirm that you have read and understood the Plan, the Rules and Regulations, this Instrument of Grant and all information about the Grant available on WebStock Option Summary, and that you have had an opportunity to seek separate fiscal, legal and taxation advice in relation thereto; and (ii) agree to be bound by the terms and conditions stated in this Instrument of Grant, including without limitation the terms and conditions of the Plan and the Rules and Regulations incorporated by reference herein.

     If you accept the terms and conditions of this Grant of Options as described in this Instrument of Grant, please confirm your acceptance by signing where indicated below and returning it to Nortel Global Equity Award Services at the address indicated below.

Signature of Optionee:

Global Equity Award Services
Nortel Networks Corporation
195 The West Mall
Dept. C01G, MS T0504001
Toronto, Ontario, Canada M9C 5K1

NORTEL NETWORKS CORPORATION — STOCK APPRECIATION RIGHTS
INSTRUMENT OF GRANT (CHINA)
This instrument (hereinafter the “Instrument of Grant”) evidences a grant to you of the number of Stock Appreciation Rights (“SARs”) indicated above beside the heading Total SARs, on the Issue Date indicated above, pursuant to the Nortel 2005 Stock Incentive Plan, As Amended and Restated, and as may be further amended from time to time (the “Plan”). Each SAR covered by this Instrument of Grant generally entitles you to receive a cash payment equal to the excess of the Market Value of one common share (a “Share”) of Nortel Networks Corporation (the “Corporation”) over the Grant Price per SAR indicated above, no later than the Expiry Date indicated above, or such earlier date as may be applicable pursuant to the provisions of the Plan. Capitalized terms not otherwise defined in this Instrument of Grant have the meanings set forth in the Plan.
1. All SARs covered by this Instrument of Grant are subject to the terms and conditions stated in the Plan, except as specifically or additionally provided in this Instrument of Grant and/or in any rules, regulations, determinations or interpretations prescribed and/or made by the Committee (or its delegates) under the power and authority granted under the Plan (the “Rules and Regulations”), and all of the provisions of the Plan and the Rules and Regulations are incorporated by reference as if expressly restated herein. Different Rules and Regulations may apply to you and/or the SARs covered by this Instrument of Grant depending on your country work location, residency or payroll, whether on the Issue Date of the grant of SARs, on the date of exercise of the SARs, or otherwise. Accordingly, you should review the Plan and the Rules and Regulations from time to time, which are available as indicated below, in conjunction with this Instrument of Grant.
2. The SARs covered by this Instrument of Grant are a U.S. Award. The SARs are Stand-Alone SARs for the purposes of the Plan.
3. Subject to the terms of the Plan and this Instrument of Grant, you will have the right to exercise the SARs after they have vested in such amounts and on such dates in accordance with the Vest Schedule indicated above, provided that you have been in the continuous employment of the Corporation or any of its subsidiaries or affiliated entities from the Issue Date.
4. SARs may be exercised: (i) by irrevocable notice of exercise in writing, executed and delivered by the recipient to the Nortel Global Equity Award Services Department (at 195 The West Mall, Toronto, Ontario, Canada M9C 5K1, or such other address as may be in effect from time to time); and/or (ii) through such Internet-based or on-line system or such telephonic or voice recognition system (whether provided by the Corporation or any third party on behalf of the Corporation); in each case, in such form or manner as may be specified from time to time by the Corporation on the Nortel Intranet — Services@Work site (http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Equity Awards/Stock Appreciation Rights/Exercise Process, or otherwise in accordance with the Plan. The date of exercise of the SARs shall be the date on which the notice of exercise, accompanied by any other required documentation as provided in the Plan or the Rules and Regulations, is received by the Corporation, in such form or manner as may be specified from time to time by the Corporation.
5. The terms and conditions in this paragraph apply to you only if one or both of the following apply: (i) you are a “Reporting Insider” for the purpose of Corporate Procedure No. 320.28 — Use of Undisclosed Material Information on the Issue Date indicated above; or (ii) the number of SARs evidenced by this Instrument of Grant is equal to or in excess of 1,500 SARs. In consideration of the grant of SARs, in the event that you exercise all or any part of the SARs at any time subsequent to the date which is twelve (12) months prior to the date of termination of your employment (whether wrongful or for any other reason) (the “Applicable Period”), and:
(i)	while employed or during the period of twelve (12) months following the termination of your employment (whether wrongful or for any other reason), you accept employment with an employer, or accept an engagement to supply services, directly or indirectly, to a third party, that is in competition with any Nortel Company;
(ii)	you fail to comply with or otherwise breach the terms or conditions of any confidentiality agreement or non-disclosure agreement with any Nortel Company;
(iii)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, directly or indirectly recruit, induce or solicit, or attempt to recruit, induce or solicit, any current employee or other individual who is/or was supplying services to any Nortel Company, to terminate their employment or contractual arrangements with any Nortel Company; or
(iv)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, solicit, divert or take away, or attempt to divert or take away the business of any of the customers or accounts, or prospective customers or accounts, of any Nortel Company or any of its distributors, representatives or vendors, which you have had contact or communication with while employed at any Nortel Company;
you agree that you will, if required by the Corporation in its sole discretion, pay to the Corporation within ten (10) days of written demand for payment from the Corporation an amount equal to the amount of the excess of the Market Value of a Share, on the date of exercise of the SARs, over the Grant Price multiplied by the number of SARs exercised (the “Applicable Amount”).
     Provided you are not entitled to any Corresponding Tax Benefit, the Applicable Amount shall be reduced by the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the settlement in cash of SARs upon the exercise of SARs during the Applicable Period (and, where applicable, in respect of the grant of such SARs).
     If you are entitled to a Corresponding Tax Benefit which is equal to or less than the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) upon the exercise of SARs during the Applicable Period (such difference between the Corresponding Tax Benefit and Tax, if any, is referred to herein as the “Tax Benefit Deficiency”), the Applicable Amount shall be reduced by an amount equal to the Tax Benefit Deficiency.

     For the purposes of this paragraph 5:
“Corresponding Tax Benefit” means the amount of any deduction from or reduction or credit to the amount of Taxes paid or payable by you or on your behalf in accordance with the laws of the tax jurisdiction applicable to you as a result of or in connection with the payment to the Corporation of all or any portion of the Applicable Amount by the Designated Employee;
“Nortel Company” means, collectively, Nortel Networks Corporation and its direct and indirect Subsidiaries (as such term is defined by the Plan); and
“Tax” means any income tax, capital gains tax, statutory pension plan contributions and/or other social security tax or applicable social security charge levied in accordance with the laws of the jurisdiction to which you are subject at the time the SARs are exercised (and, where applicable, at the time of the Issue Date of the grant of such SARs).
6. The Corporation may require, as a condition of exercise of the SARs, that you: (i) pay any applicable taxes, charges, duties, contributions or otherwise (hereinafter “taxes”) which are required to be paid by you to any federal, provincial, state, local, foreign or other taxation authority; (ii) pay or reimburse any taxes which are required to be withheld and remitted by the Corporation or any of its subsidiaries; (iii) complete any forms or provide any additional documents in connection with taxes; and (iv) otherwise comply with all applicable tax laws; in each case in connection with the grant of the SARs, the vesting of the SARs, the exercise of the SARs, and/or the expiration of the SARs, and as may be specified in the Rules and Regulations or otherwise in accordance with the Plan. Recipients should seek their own tax advice to assess the tax status of their SARs.
7. If the Compensation and Human Resources Committee, in its reasonable discretion, upon consideration of relevant facts and circumstances, concludes that you have committed an intentional misconduct as defined by the Compensation and Human Resources Committee Policy Regarding Recoupment of Incentive Compensation (the “Recoupment Policy”) relating to forfeiture and/or recoupment of incentive compensation, including stock appreciation rights, the recipient shall, in accordance with the terms of the Recoupment Policy, automatically forfeit any grants of SARs received under this Instrument of Grant but not yet exercised, or if exercised, the recipient shall reimburse the Company the amount of monetary compensation received by the recipient as a result of such exercise of SARs, and/or the Company shall be entitled to issue proceedings to recover damages against the recipient in respect of any losses incurred.
8. The SARs are not transferable or assignable and shall only be exercisable by you or your legal guardian while you are alive. In the event of your death, the right to exercise shall be governed by the terms of the Plan, subject to any applicable Rules and Regulations.
9. This Instrument of Grant: (i) shall be binding upon and inure to the benefit of any successor of the Corporation; (ii) shall be governed by the laws of the Province of Ontario, and any applicable laws of Canada; and (iii) may not be amended except in writing or as otherwise provided in the Plan. In the event of a conflict between the provisions of this Instrument of Grant and those of the Plan or the Rules and Regulations, the provisions of the Plan or the Rules and Regulations, as the case may be, shall govern, except to the extent that the terms and conditions of the grant of SARs evidenced by this Instrument of Grant are specifically recorded as a variation from the terms and conditions of the Plan or the Rules and Regulations, as the case may be. In order to receive any benefits under this Instrument of Grant, it must be accepted by you within ninety (90) days of the Issue Date. Any grants of SARs for which the Corporation has not received an accepted Instrument of Grant from you within the ninety (90) day period shall be automatically cancelled for no consideration at the end of such ninety (90) day period.
10. A copy of the Plan, the Prospectus for the Plan pursuant to Section 10(a) of the U.S. Securities Act of 1933, any amendments to such Prospectus, and the Rules and Regulations can be found on the Nortel Intranet — Services@Work site
(http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Equity Awards/Plan Documents. The Services@Work site also contains other general information about the SARs. You should check the Services@Work site frequently since it may be updated from time to time.
     You acknowledge that a copy of the Plan and the Rules and Regulations, if any, have been delivered to you with this Instrument of Grant.
11. You acknowledge that: (i) the Plan is discretionary and may be suspended or terminated by the Corporation at any time; (ii) the grant of SARs does not create any right to receive future grants of SARs, or benefits in lieu of SARs and the terms and conditions of any future grants of SARs, if any, will be communicated if and when new grants of SARs are to be made; (iii) the value of the SARs is outside the scope of your employment contract, if any, and the grant of SARs is not for labour performed; (iv) participation in the Plan is voluntary; (v) the future value of the SARs is unknown and cannot be predicted with certainty; (vi) the SARs are not part of remuneration for purposes of any compensation on termination of employment, severance payments, indemnities or end of service payments or benefits of any nature; (vii) the vesting of the SARs ceases upon termination of employment, whether lawful or otherwise, except as provided in the Plan, and neither the Corporation nor any of its subsidiaries is required to compensate you for any financial loss (including taxes, social security premiums and lost capital gain) as a result of the expiration of SARs or the early exercise thereof on any such termination of employment; and (viii) the grant of the SARs does not give rise to additional obligations for any subsidiary which employs you. If, notwithstanding the foregoing, any contractual or statutory (employment or otherwise) claim is found to have arisen, then you, by accepting this Instrument of Grant or the SARs, shall, to the extent permitted by applicable law, be deemed irrevocably to have waived your entitlement to pursue such claim.

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12. The various provisions and sub-provisions of this Instrument of Grant are severable and if any provision or identifiable part thereof is held to be unenforceable by any court of competent jurisdiction then such unenforceability shall not affect the enforceability of the remaining provisions or identifiable parts thereof in this Instrument of Grant, the Plan, the Rules and Regulations, or any documents related to the Plan.
13. Nortel and its third party service providers may need to collect and use information about employees for the purpose of the grant and/or exercise of SARs, administering the Plan, and to comply with tax, reporting and disclosure obligations under applicable laws and regulations. Such information may be communicated to any person deemed necessary for the administration of the Plan, even if it requires such information to be transferred or communicated to persons based outside your country of employment. Such information is from time to time transferred between companies within the group and to such third party service providers, to achieve these objectives. Nortel and its third party service providers will hold your “Plan participation file” at any location deemed necessary, on the understanding that you will be given access without constraint at reasonable intervals and without excessive delay or expense to examine and correct such information. By accepting the Instrument of Grant or the SARs, you are affirming your consent to the collection, processing, storage, disclosure and transfer of your personal information for these purposes.
14. By accepting this Instrument of Grant or the SARs, you expressly consent that the Plan, the Rules and Regulations, the Prospectus for the Plan and any other document relating thereto, including this Instrument of Grant and the information about the grant available through the Nortel Intranet — Services@Work site (http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Equity Awards/Plan Documents, be drawn up and/or available in English only.
15. By accepting this Instrument of Grant or the SARs, you (i) acknowledge and confirm that you have read and understood the Plan, the Rules and Regulations, this Instrument of Grant and all information about the grant available on Services@Work site (http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Equity Awards/Plan Documents, and that you have had an opportunity to seek separate fiscal, legal and taxation advice in relation thereto; (ii) agree to be bound by the terms and conditions stated in this Instrument of Grant, including without limitation the terms and conditions of the Plan and the Rules and Regulations incorporated by reference herein and (iii) appoint the Company and any third party service providers of the Company to act on your behalf in connection with this Instrument of Grant and the SARs.
If you accept the terms and conditions of this grant of SARs as described in this Instrument of Grant, please confirm your acceptance by signing where indicated below and returning it to Nortel Global Equity Award Services at the address indicated below.

Signature of Recipient:
Global Equity Award Services
Nortel Networks Corporation
195 The West Mall
Dept. C01G, MS T0504001
Toronto, Ontario, Canada M9C 5K1

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NORTEL NETWORKS CORPORATION – RESTRICTED STOCK UNITS
INSTRUMENT OF AWARD
«COUNTRY»

NAME:	«NAME» («GID»)

EFFECTIVE DATE:	«AWARD_DATE»

NUMBER OF RSUs:	«AWARDED»

VESTING SCHEDULE:	<VEST DESC>

PLAN:	NORTEL <PLAN> PLAN
This instrument (hereinafter the “Instrument of Award”) evidences an Award to you of the number of Restricted Stock Units (“RSUs”) indicated above, on the Effective Date indicated above, pursuant to the Nortel 2005 Stock Incentive Plan, As Amended and Restated, and as may be further amended from time to time (the “Plan”). Each RSU covered by this Instrument of Award generally entitles you to receive one common share (a “Share”) of Nortel Networks Corporation (the “Corporation”) on each applicable scheduled Vesting date in accordance with the Vesting Schedule indicated above and the provisions set forth below. Capitalized terms not otherwise defined in this Instrument of Award have the meanings set forth in the Plan.
1. All RSUs covered by this Instrument of Award are subject to the terms and conditions stated in the Plan, except as specifically or additionally provided in this Instrument of Award and/or in any rules, regulations, determinations or interpretations prescribed and/or made by the Committee (or its delegates) under the power and authority granted under the Plan (the “Rules and Regulations”), and all of the provisions of the Plan and the Rules and Regulations are incorporated by reference as if expressly restated herein. Different Rules and Regulations may apply to you and/or the RSUs covered by this Instrument of Award depending on your country of work location, residency or payroll, whether on the Effective Date of the Award, on the date of settlement of the RSUs, or otherwise. Accordingly, you should review the Plan and the Rules and Regulations from time to time, which are available as indicated below, in conjunction with this Instrument of Award.
2. If you have been in the continuous employment of the Company from the Effective Date to the applicable Vesting date set forth in the Vesting Schedule above, RSUs scheduled to Vest on such Vesting date will Vest and will be settled by transfer of Shares to you on such Vesting date. For purposes of this section 2, transfer of Shares within 75 days following the Vesting date shall be deemed to constitute transfer on such Vesting date.
3. The obligation of the Company to transfer Shares to you in settlement of Vested RSUs pursuant to section 2 or section 7 hereof is conditioned upon your execution and delivery of any required documentation as provided in the Plan, this Instrument of Award or the Rules and Regulations, in such form or manner as may be specified from time to time by the Corporation; provided that if you have not executed and delivered such required documentation within 75 days following the applicable Vesting date, the RSUs shall immediately be forfeited and cancelled for no consideration on such 75th day. You will remain responsible for any local legal compliance requirements resulting from your receipt of RSUs, the subsequent ownership and possible sale of Shares acquired upon settlement of RSUs, and the opening and maintaining of a foreign brokerage account, if applicable.
4. The terms and conditions in this paragraph apply to you only if one or both of the following apply: (i) you are a “Reporting Insider” for the purpose of Corporate Procedure No. 320.28 — Use of Undisclosed Material Information on the Effective Date indicated above; or (ii) the number of RSUs evidenced by this Instrument of Award is equal to or in excess of 1,000 RSUs. In consideration of the Award of RSUs, in the event that all or any part of the RSUs become Vested at any time subsequent to the date which is twelve (12) months prior to the date of termination of your employment (whether wrongful or for any other reason) (the “Applicable Period”), and:
(i)	while employed or during the period of twelve (12) months following the termination of your employment (whether wrongful or for any other reason), you accept employment with an employer, or accept an engagement to supply services, directly or indirectly, to a third party, that is in competition with the Company;
(ii)	you fail to comply with or otherwise breach the terms or conditions of any confidentiality agreement or non-disclosure agreement with the Company;
(iii)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, directly or indirectly recruit, induce or solicit, or attempt to recruit, induce or solicit, any current employee or other individual who is/or was supplying services to the Company, to terminate their employment or contractual arrangements with the Company; or

1

(iv)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, solicit, divert or take away, or attempt to divert or take away the business of any of the customers or accounts, or prospective customers or accounts, of the Company or any of its distributors, representatives or vendors, which you have had contact or communication with while employed at the Company;
you agree that you will, if required by the Company in its sole discretion, pay to the Company within ten (10) days of written demand for payment from the Company an amount in cash equal to the number of RSUs that Vested during the Applicable Period multiplied by the Market Value on the applicable Vesting date (the “Applicable Amount”).
     Provided you are not entitled to any Corresponding Tax Benefit, the Applicable Amount shall be reduced by the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the Vesting of the RSUs or your receipt of Shares upon the settlement of Vested RSUs during the Applicable Period (and, where applicable, in respect of the Award of such RSUs).
     If you are entitled to a Corresponding Tax Benefit which is equal to or less than the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the Vesting of the RSUs or your receipt of Shares upon the settlement of Vested RSUs during the Applicable Period (such difference between the Corresponding Tax Benefit and Tax, if any, is referred to herein as the “Tax Benefit Deficiency”), the Applicable Amount shall be reduced by an amount equal to the Tax Benefit Deficiency.
     For the purposes of this paragraph 4:
“Corresponding Tax Benefit” means the amount of any deduction from or reduction or credit to the amount of Taxes paid or payable by you or on your behalf in accordance with the laws of the tax jurisdiction applicable to you as a result of or in connection with the payment to the Company of all or any portion of the Applicable Amount by you; and
“Tax” means any income tax, capital gains tax, statutory pension plan contributions and/or other social security tax or applicable social security charge levied in accordance with the laws of the jurisdiction to which you are subject at the time of Vesting of the RSUs or at the time you receive the Shares in settlement of the RSUs, whichever is applicable (and, where applicable, at the time of the Effective Date of the Award of such RSUs).
5. The Company requires, as a condition on settlement of Vested RSUs, that you: (i) pay any federal, provincial, state or local withholding taxes (collectively referred to herein as “taxes”) which are required to be paid by you; (ii) pay or reimburse any taxes which are required to be withheld and remitted by the Company; (iii) complete any forms or provide any additional documents in connection with taxes; and (iv) otherwise comply with all applicable tax laws; in each case in connection with the Award of the RSUs, the Vesting of the RSUs, the settlement of the RSUs, and/or the forfeiture of the RSUs, and as may be specified in this Instrument of Award, the Rules and Regulations or otherwise in accordance with the Plan. The Company may require, as a condition of the settlement of Vested RSUs, that a portion of the related Shares be sold by you or on your behalf (i) to generate proceeds sufficient to cover any tax withholdings required to be withheld and remitted by the Company or its designee on account of applicable taxes (hereinafter, “tax withholdings”) and any other related broker or administrative fees, or (ii) to generate proceeds sufficient to cover any tax withholdings and any other related broker or administrative fees if you do not pay such tax withholdings within the designated time periods as may be specified in accordance with applicable requirements.
6. If the Compensation and Human Resources Committee, in its reasonable discretion, upon consideration of relevant facts and circumstances, concludes that you have committed an intentional misconduct as defined by the Compensation and Human Resources Committee Policy Regarding Recoupment of Incentive Compensation (the “Recoupment Policy”) relating to forfeiture and/or recoupment of incentive compensation, including RSUs, you shall, in accordance with the terms of the Recoupment Policy, automatically forfeit any awards of RSUs received under this Instrument of Award but not yet Vested, or if Vested, you shall reimburse the Company the amount of monetary compensation received by you as a result of such Vesting of RSUs, and/or the Company shall be entitled to issue proceedings to recover damages against you in respect of any losses incurred.
7. In the event of your Termination prior to the date that any portion of the RSUs awarded to you pursuant to this Instrument of Award were scheduled to Vest, (i) if such Termination is a Qualifying Termination Without Cause, all then outstanding unvested RSUs awarded to you pursuant to this Instrument of Award shall remain outstanding, shall continue to Vest in accordance with the Vesting Schedule indicated above during the Extension Period and the remaining portion of such RSU shall be forfeited and cancelled for no consideration; (ii) if such Termination is due to your Retirement or death, a “pro rata portion” of the then outstanding unvested RSUs awarded to you shall become immediately Vested and the remaining portion of such RSUs shall be forfeited and cancelled for no consideration as of the Date of Termination; (iii) if such Termination is a Qualifying Termination Without Cause and, immediately following the end of the Extension Period, you commence or are eligible and remain eligible to commence Retirement, a “pro rata portion” of the unvested RSUs awarded to you that are outstanding as of the end of the Extension Period shall become immediately Vested and the remaining portion of any RSUs then outstanding shall be forfeited and cancelled for no consideration as of the date you commence or are eligible and remain eligible to commence Retirement and (iv) if such Termination is for any other reason (including by your employer for Cause or by reason of your resignation for any reason), all then outstanding unvested RSUs awarded to you pursuant to this Instrument of Award shall immediately be forfeited and cancelled for no consideration on such Date of Termination. With respect to any RSUs that Vest as a result of a Termination due to death, such RSUs shall be settled as soon as practical following the date of death and, in any event, before 90 days after the date of death. With respect to any RSUs that Vest on or following a Termination (other than due to death), such RSUs shall be settled on the Vesting date on which such RSUs were

2

originally scheduled to Vest in accordance with the Vesting Schedule above. Notwithstanding the foregoing, any Vesting and/or settlement, as applicable, pursuant to this paragraph shall be delayed until six months after your Retirement or other type of Termination to the extent necessary to avoid adverse tax treatment under Section 409A of the U.S. Internal Revenue Code.
     For purposes of this section 7, transfer of Shares within 75 days following the applicable settlement date shall be deemed to constitute transfer on such Vesting date.
     For purposes of this section 7, “pro rata portion” shall mean the product of one-third of the RSUs awarded to you pursuant to the Plan and this Instrument of Award multiplied by a fraction, the numerator of which equals the number of days which have elapsed at the relevant date since the later of (i) the date 33 percent of the RSUs became Vested; and (ii) the date 66 percent of the RSUs became Vested; and the denominator of which is 365; provided, however, that no portion of a RSU shall become vested earlier than the first anniversary of the Effective Date of the Award.
     For the purposes of this section 7, the following shall be excluded from the definition of “Extension Period” in the Plan: “the earlier of (x) the twenty-four month anniversary of the Participant’s Date of Termination and (y)”.
8. In the event you are a Specified Executive (as defined under the Nortel Networks Corporation Change in Control Plan (“CIC Plan”)) and are subject to a Termination Due to Change in Control (as defined in the CIC Plan), the RSUs awarded to you in accordance with this Instrument of Award shall be included as Awards (as defined under the CIC Plan) and receive all of the benefits provided to Awards under the CIC Plan in the event of a Termination Due to Change in Control, provided, however, that no portion of a RSU shall be included, for the purposes of any payments under the CIC Plan, earlier than the first anniversary of the Effective Date of an Award.
9. This Instrument of Award: (i) shall be binding upon and inure to the benefit of any successor of the Corporation; (ii) shall be governed by the laws of the Province of Ontario, and any applicable laws of Canada; and (iii) may not be amended except in writing or as otherwise provided in the Plan. In the event of a conflict between the provisions of this Instrument of Award and those of the Plan or the Rules and Regulations, the provisions of the Plan or the Rules and Regulations, as the case may be, shall govern, except to the extent that the terms and conditions of the Award of RSUs evidenced by this Instrument of Award are specifically recorded as a variation from the terms and conditions of the Plan or the Rules and Regulations, as the case may be. In order to receive any benefits under this Instrument of Award, it must be accepted by you within ninety (90) days of the Effective Date. Any awards of RSUs for which the Corporation has not received an accepted Instrument of Award from you within the ninety (90) day period shall be automatically cancelled for no consideration at the end of such ninety (90) day period.
     A copy of the Plan, the Prospectus for the Plan pursuant to Section 10(a) of the U.S. Securities Act of 1933, any amendments to such Prospectus, and the Rules and Regulations can be found on the Nortel Intranet — Services@Work site
(http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Equity Awards/Plan Documents. The Services@Work site also contains other general information about the RSUs. You should check the Services@Work site frequently since it may be updated from time to time.
     You acknowledge that a copy of the Plan and the Rules and Regulations, if any, have been delivered to you with this Instrument of Award.
10. You acknowledge that: (i) the Plan is discretionary and may be suspended or terminated by the Corporation at any time; (ii) the Award of RSUs does not create any right to receive future Awards of RSUs, or benefits in lieu of RSUs, and the terms and conditions of any future Awards of RSUs, if any, will be communicated if and when new Awards of RSUs are to be made; (iii) the value of the RSUs is outside the scope of your employment contract and severance payments, if any, and the Award of RSUs is not for labour performed nor does it guarantee future employment; (iv) participation in the Plan is voluntary; (v) the Corporation is not responsible for foreign exchange fluctuations between your local currency and the US dollar, if applicable, and the future value of the Shares is unknown and cannot be predicted with certainty; (vi) the RSUs are not part of remuneration for purposes of any compensation on termination of employment, severance payments, indemnities or end of service payments or benefits of any nature; (vii) the Vesting of the RSUs ceases upon termination of employment, whether lawful or otherwise, except as provided in the Plan and this Instrument of Award, and neither the Corporation nor any of its subsidiaries is required to compensate you for any financial loss (including taxes, social security premiums and lost capital gain) as a result of the forfeiture of RSUs or the early settlement thereof on any such termination of employment; and (viii) the Award of the RSUs does not give rise to additional obligations for any subsidiary which employs you. If, notwithstanding the foregoing, any contractual or statutory (employment or otherwise) claim is found to have arisen, then you, by accepting this Instrument of Award or the RSUs, shall, to the extent permitted by applicable law, be deemed irrevocably to have waived your entitlement to pursue such claim.
11. The various provisions and sub-provisions of this Instrument of Award are severable and if any provision or identifiable part thereof is held to be unenforceable by any court of competent jurisdiction then such unenforceability shall not affect the enforceability of the remaining provisions or identifiable parts thereof in this Instrument of Award, the Plan, the Rules and Regulations, or any documents related to the Plan.
12. Nortel and its third party service providers may need to collect and use information about employees for the purpose of the Award and/or settlement of RSUs, administering the Plan, and to comply with tax, reporting and disclosure obligations under applicable laws and regulations.  Such information may be communicated to any person deemed necessary for the administration of the Plan, even if it requires such information to be transferred or communicated to persons based outside your country of employment. Such information is from time to time transferred between companies within the group and to such third party service providers, to achieve these objectives. Nortel and its third party service providers will hold your “Plan participation file” at any location deemed necessary, on the understanding that you will be given access without

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constraint at reasonable intervals and without excessive delay or expense to examine and correct such information. By accepting the Instrument of Award or the RSUs, you are affirming your consent to the collection, processing, storage, disclosure and transfer of your personal information for these purposes.
13. By accepting this Instrument of Award or the RSUs, you expressly consent that the Plan, the Rules and Regulations and any other document relating thereto, including this Instrument of Award, be drawn up and/or available in English only. Par votre acceptation de la présente Entente ou des RSUs, vous consentez expressément à ce que le Régime, les Règlements et tout autre document connexe, y compris la présente Entente soient rédigés et/ou disponibles en anglais seulement.
14. By accepting this Instrument of Award or the RSUs, you (i) acknowledge and confirm that you have read and understood the Plan, the Rules and Regulations and this Instrument of Award, and that you have had an opportunity to seek separate fiscal, legal and taxation advice in relation thereto; and (ii) agree to be bound by the terms and conditions stated in this Instrument of Award, including without limitation the terms and conditions of the Plan and the Rules and Regulations incorporated by reference herein.
     Note: You should be aware that your acceptance of this Award of RSUs may have tax and legal consequences for you. You are responsible for any and all compliance requirements under local and national law related to these consequences and accordingly you are strongly recommended to seek expert advice from a local duly qualified professional advisor.
     If you accept the terms and conditions of this Award of RSUs as described in this Instrument of Award, please confirm your acceptance by signing where indicated below and returning it to Nortel Global Equity Award Services at the address indicated below.

Signature of Employee:

Global Equity Award Services
Nortel Networks Corporation
195 The West Mall
Dept. C01G, MS T0504001
Toronto, Ontario, Canada M9C 5K1

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NORTEL NETWORKS CORPORATION — CASH SETTLED RESTRICTED STOCK UNITS
INSTRUMENT OF AWARD
This instrument (hereinafter the “Instrument of Award”) evidences an Award to you of the number of Restricted Stock Units (“RSUs”) indicated above beside the heading Total Restricted Share Units, on the Issue Date indicated above, pursuant to the Nortel 2005 Stock Incentive Plan, As Amended and Restated, and as may be further amended from time to time (the “Plan”). Each RSU covered by this Instrument of Award generally entitles you to receive a cash amount (the “RSU Cash Settlement Amount”) equal to the product of (i) the Market Value of one common share (a “Share”) of Nortel Networks Corporation (the “Corporation”) on the applicable settlement date specified by the Committee, multiplied by (ii) the number of RSUs then being settled in accordance with the Vest Schedule indicated above and the provisions set forth below. Capitalized terms not otherwise defined in this Instrument of Award have the meanings set forth in the Plan.
1. All RSUs covered by this Instrument of Award are subject to the terms and conditions stated in the Plan, except as specifically or additionally provided in this Instrument of Award and/or in any rules, regulations, determinations or interpretations prescribed and/or made by the Committee (or its delegates) under the power and authority granted under the Plan (the “Rules and Regulations”), and all of the provisions of the Plan and the Rules and Regulations are incorporated by reference as if expressly restated herein. Different Rules and Regulations may apply to you and/or the RSUs covered by this Instrument of Award depending on your country of work location, residency or payroll, whether on the Issue Date of the Award, on the date of settlement of the RSUs, or otherwise. Accordingly, you should review the Plan and the Rules and Regulations from time to time, which are available as indicated below, in conjunction with this Instrument of Award.
2. If you have been in the continuous employment of the Company from the Issue Date to the applicable Vest Date set forth in the Vest Schedule above, RSUs scheduled to Vest on such Vest Date will Vest and will be settled by payment to you of the RSU Cash Settlement Amount on such Vest Date. For purposes of this section 2, payment of such RSU Cash Settlement Amount within 75 days following the Vest Date shall be deemed to constitute payment on such Vest Date..
3. The obligations of the Company to pay to you the RSU Cash Settlement Amount in settlement of Vested RSUs pursuant to section 2 or section 7 hereof is conditioned upon your execution and delivery of any required documentation as provided in the Plan, this Instrument of Award and/or the Rules and Regulations, in such form or manner as may be specified from time to time by the Corporation; provided that if you have not executed and delivered such required documentation within 75 days following the applicable Vest Date, the RSUs shall immediately be forfeited and cancelled for no consideration on such 75th day. You will remain responsible for any local legal compliance requirements resulting from your receipt of RSUs and the opening and maintaining of a foreign brokerage account, if applicable.
4. The terms and conditions in this paragraph apply to you only if one or both of the following apply: (i) you are a “Reporting Insider” for the purpose of Corporate Procedure No. 320.28 — Use of Undisclosed Material Information on the Issue Date indicated above; or (ii) the number of RSUs evidenced by this Instrument of Award is equal to or in excess of 1,000 RSUs. In consideration of the Award of RSUs, in the event that all or any part of the RSUs become Vested at any time subsequent to the date which is twelve (12) months prior to the date of termination of your employment (whether wrongful or for any other reason) (the “Applicable Period”), and:
(i)	while employed or during the period of twelve (12) months following the termination of your employment (whether wrongful or for any other reason), you accept employment with an employer, or accept an engagement to supply services, directly or indirectly, to a third party, that is in competition with the Company;
(ii)	you fail to comply with or otherwise breach the terms or conditions of any confidentiality agreement or non-disclosure agreement with the Company;
(iii)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, directly or indirectly recruit, induce or solicit, or attempt to recruit, induce or solicit, any current employee or other individual who is/or was supplying services to the Company, to terminate their employment or contractual arrangements with the Company; or
(iv)	while employed or during the period of twelve (12) months following termination of your employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, solicit, divert or take away, or attempt to divert or take away the business of any of the customers or accounts, or prospective customers or accounts, of the Company or any of its distributors, representatives or vendors, which you have had contact or communication with while employed at the Company;
you agree that you will, if required by the Company in its sole discretion, pay to the Company within ten (10) days of written demand for payment from the Company an amount in cash equal to the RSU Cash Settlement Amount paid to you during the Applicable Period (the “Applicable Amount”).
     Provided you are not entitled to any Corresponding Tax Benefit, the Applicable Amount shall be reduced by the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the Vesting of the RSUs or the payment to you of the RSU Cash Settlement Amount upon the settlement of Vested RSUs during the Applicable Period (and, where applicable, in respect of the Award of such RSUs).

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     If you are entitled to a Corresponding Tax Benefit which is equal to or less than the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the Vesting of the RSUs or the payment to you of the RSU Cash Settlement Amount upon the settlement of Vested RSUs during the Applicable Period (such difference between the Corresponding Tax Benefit and Tax, if any, is referred to herein as the “Tax Benefit Deficiency”), the Applicable Amount shall be reduced by an amount equal to the Tax Benefit Deficiency.
     For the purposes of this paragraph 4:
“Corresponding Tax Benefit” means the amount of any deduction from or reduction or credit to the amount of Taxes paid or payable by you or on your behalf in accordance with the laws of the tax jurisdiction applicable to you as a result of or in connection with the payment to the Company of all or any portion of the Applicable Amount by you; and
“Tax” means any income tax, capital gains tax, statutory pension plan contributions and/or other social security tax or applicable social security charge levied in accordance with the laws of the jurisdiction to which you are subject at the time of Vesting of the RSUs or at the time you receive the RSU Cash Settlement Amount in settlement of the RSUs, whichever is applicable (and, where applicable, at the time of the Issue Date of the Award of such RSUs).
5. The Company requires, as a condition on settlement of Vested RSUs, that you: (i) pay any federal, provincial, state or local withholding taxes (collectively referred to herein as “taxes”) which are required to be paid by you; (ii) pay or reimburse any taxes which are required to be withheld and remitted by the Company; (iii) complete any forms or provide any additional documents in connection with taxes; and (iv) otherwise comply with all applicable tax laws; in each case in connection with the Award of the RSUs, the Vesting of the RSUs, the settlement of the RSUs, and/or the forfeiture of the RSUs, and as may be specified in this Instrument of Award, the Rules and Regulations or otherwise in accordance with the Plan.
6. If the Compensation and Human Resources Committee, in its reasonable discretion, upon consideration of relevant facts and circumstances, concludes that you have committed an intentional misconduct as defined by the Compensation and Human Resources Committee Policy Regarding Recoupment of Incentive Compensation (the “Recoupment Policy”) relating to forfeiture and/or recoupment of incentive compensation, including RSUs, you shall, in accordance with the terms of the Recoupment Policy, automatically forfeit any awards of RSUs received under this Instrument of Award but not yet Vested, or if Vested, you shall reimburse the Company the amount of RSU Cash Settlement Amount received by you as a result of such Vesting of RSUs, and/or the Company shall be entitled to issue proceedings to recover damages against you in respect of any losses incurred.
7. In the event of your Termination prior to the date that any portion of the RSUs awarded to you pursuant to this Instrument of Award were scheduled to Vest, (i) if such Termination is a Qualifying Termination Without Cause, all then outstanding unvested RSUs awarded to you pursuant to this Instrument of Award shall remain outstanding, shall continue to Vest in accordance with the Vest Schedule indicated above during the Extension Period and the remaining portion of such RSU shall be forfeited and cancelled for no consideration; (ii) if such Termination is due to your Retirement or death, a “pro rata portion” of the then outstanding unvested RSUs awarded to you shall become immediately Vested and the remaining portion of such RSUs shall be forfeited and cancelled for no consideration as of the Date of Termination; (iii) if such Termination is a Qualifying Termination Without Cause and, immediately following the end of the Extension Period, you commence or are eligible and remain eligible to commence Retirement, a “pro rata portion” of the unvested RSUs awarded to you that are outstanding as of the end of the Extension Period shall become immediately Vested and the remaining portion of any RSUs then outstanding shall be forfeited and cancelled for no consideration as of the date you commence or are eligible and remain eligible to commence Retirement and (iv) if such Termination is for any other reason (including by your employer for Cause or by reason of your resignation for any reason), all then outstanding unvested RSUs awarded to you pursuant to this Instrument of Award shall immediately be forfeited and cancelled for no consideration on such Date of Termination. With respect to any RSUs that Vest as a result of a Termination due to death, such RSUs shall be settled as soon as practical following the date of death and, in any event, before 90 days after the date of death. With respect to any RSUs that Vest on or following a Termination (other than due to death), such RSUs shall be settled on the Vest Date on which such RSUs were originally scheduled to Vest in accordance with the Vest Schedule above. Notwithstanding the foregoing, any Vesting and/or settlement, as applicable, pursuant to this paragraph shall be delayed until six months after your Retirement or other type of Termination to the extent necessary to avoid adverse tax treatment under Section 409A of the U.S. Internal Revenue Code.
     For purposes of this section 7, “pro rata portion” shall mean the product of one-third of the RSUs awarded to you pursuant to the Plan and this Instrument of Award multiplied by a fraction, the numerator of which equals the number of days which have elapsed at the relevant date since the later of (i) the date 33 percent of the RSUs became Vested; and (ii) the date 66 percent of the RSUs became Vested; and the denominator of which is 365; provided, however, that no portion of a RSU shall become vested earlier than the first anniversary of the Issue Date of the Award.
     For the purposes of this section 7, the following shall be excluded from the definition of “Extension Period” in the Plan: “the earlier of (x) the twenty-four month anniversary of the Participant’s Date of Termination and (y)”.
8. In the event you are a Specified Executive (as defined under the Nortel Networks Corporation Change in Control Plan (the “CIC Plan”)) and are subject to a Termination Due to Change in Control (as defined in the CIC Plan), the RSUs awarded to you in accordance with this Instrument of Award shall be included as Awards (as defined under the CIC Plan) and receive all of the benefits provided to Awards (as defined under the CIC Plan) under the CIC Plan in the event of a Termination Due to Change in Control, provided, however, that no portion of a RSU shall be included, for the purposes of any payments under the CIC Plan, earlier than the first anniversary of the Issue Date of an Award.

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9. This Instrument of Award: (i) shall be binding upon and inure to the benefit of any successor of the Corporation; (ii) shall be governed by the laws of the Province of Ontario, and any applicable laws of Canada; and (iii) may not be amended except in writing or as otherwise provided in the Plan. In the event of a conflict between the provisions of this Instrument of Award and those of the Plan or the Rules and Regulations, the provisions of the Plan or the Rules and Regulations, as the case may be, shall govern, except to the extent that the terms and conditions of the Award of RSUs evidenced by this Instrument of Award are specifically recorded as a variation from the terms and conditions of the Plan or the Rules and Regulations, as the case may be.
A copy of the Plan, the Prospectus for the Plan pursuant to Section 10(a) of the U.S. Securities Act of 1933, any amendments to such Prospectus, and the Rules and Regulations can be found on the Nortel Intranet — Services@Work site
(http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Equity Awards/Plan Documents. The Services@Work site also contains other general information about the RSUs. You should check the Services@Work site frequently since it may be updated from time to time.
     You acknowledge that a copy of the Plan and the Rules and Regulations, if any, have been delivered to you with this Instrument of Award.
10. You acknowledge that: (i) the Plan is discretionary and may be suspended or terminated by the Corporation at any time; (ii) the Award of RSUs does not create any right to receive future Awards of RSUs, or benefits in lieu of RSUs, and the terms and conditions of any future Awards of RSUs, if any, will be communicated if and when new Awards of RSUs are to be made; (iii) the value of the RSUs is outside the scope of your employment contract and severance payments, if any, and the Award of RSUs is not for labour performed nor does it guarantee future employment; (iv) participation in the Plan is voluntary; (v) the Corporation is not responsible for foreign exchange fluctuations between your local currency and the US dollar, if applicable, and the future value of the Shares is unknown and cannot be predicted with certainty; (vi) the RSUs are not part of remuneration for purposes of any compensation on termination of employment, severance payments, indemnities or end of service payments or benefits of any nature; (vii) the Vesting of the RSUs ceases upon termination of employment, whether lawful or otherwise, except as provided in the Plan and this Instrument of Award, and neither the Corporation nor any of its subsidiaries is required to compensate you for any financial loss (including taxes, social security premiums and lost capital gain) as a result of the forfeiture of RSUs or the early settlement thereof on any such termination of employment; and (viii) the Award of the RSUs does not give rise to additional obligations for any subsidiary which employs you. If, notwithstanding the foregoing, any contractual or statutory (employment or otherwise) claim is found to have arisen, then you, by accepting this Instrument of Award or the RSUs, shall, to the extent permitted by applicable law, be deemed irrevocably to have waived your entitlement to pursue such claim.
11. The various provisions and sub-provisions of this Instrument of Award are severable and if any provision or identifiable part thereof is held to be unenforceable by any court of competent jurisdiction then such unenforceability shall not affect the enforceability of the remaining provisions or identifiable parts thereof in this Instrument of Award, the Plan, the Rules and Regulations, or any documents related to the Plan.
12. Nortel and its third party service providers may need to collect and use information about employees for the purpose of the Award and/or settlement of RSUs, administering the Plan, and to comply with tax, reporting and disclosure obligations under applicable laws and regulations. Such information may be communicated to any person deemed necessary for the administration of the Plan, even if it requires such information to be transferred or communicated to persons based outside your country of employment. Such information is from time to time transferred between companies within the group and to such third party service providers, to achieve these objectives. Nortel and its third party service providers will hold your “Plan participation file” at any location deemed necessary, on the understanding that you will be given access without constraint at reasonable intervals and without excessive delay or expense to examine and correct such information. By accepting the Instrument of Award or the RSUs, you are affirming your consent to the collection, processing, storage, disclosure and transfer of your personal information for these purposes.
13. By accepting this Instrument of Award or the RSUs, you expressly consent that the Plan, the Rules and Regulations and any other document relating thereto, including this Instrument of Award, be drawn up and/or available in English only. Par votre acceptation de la présente Entente ou des RSUs, vous consentez expressément à ce que le Régime, les Règlements et tout autre document connexe, y compris la présente Entente soient rédigés et/ou disponibles en anglais seulement.
14. By accepting this Instrument of Award or the RSUs, you (i) acknowledge and confirm that you have read and understood the Plan, the Rules and Regulations and this Instrument of Award, and that you have had an opportunity to seek separate fiscal, legal and taxation advice in relation thereto; (ii) agree to be bound by the terms and conditions stated in this Instrument of Award, including without limitation the terms and conditions of the Plan and the Rules and Regulations incorporated by reference herein and (iii) appoint the Company and any third party service providers of the Company to act on your behalf in connection with this Instrument of Award and the PSUs.

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     Note: You should be aware that your acceptance of this Award of RSUs may have tax and legal consequences for you. You are responsible for any and all compliance requirements under local and national law related to these consequences and accordingly you are strongly recommended to seek expert advice from a local duly qualified professional advisor.
     If you accept the terms and conditions of this Award of RSUs as described in this Instrument of Award, you are required to confirm your acceptance by signing where indicated below and returning it to Nortel Global Equity Award Services at the address indicated below.

Signature of Employee:
Global Equity Award Services
Nortel Networks Corporation
195 The West Mall
Dept. C01G, MS T0504001
Toronto, Ontario, Canada M9C 5K1

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NORTEL NETWORKS CORPORATION — PERFORMANCE STOCK UNITS (OPERATING MARGIN)
INSTRUMENT OF AWARD
«COUNTRY»

NAME:	«NAME» («GID»)

EFFECTIVE DATE:	«AWARD_DATE»

NUMBER OF PSUs:	«AWARDED»

PERFORMANCE PERIODS:	«PERIODS»

PLAN:	NORTEL 2005 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED
This instrument (hereinafter the “Instrument of Award”) evidences an Award to you of the number of Performance Stock Units (“PSUs”) indicated above, on the Effective Date indicated above, pursuant to the Nortel 2005 Stock Incentive Plan, As Amended and Restated and as may be further amended from time to time (the “Plan”). Subject to and unless otherwise specified by the Committee at the time it established the applicable Performance Criteria, each PSU covered by this Instrument of Award generally entitles you to receive one common share (a “Share”) of Nortel Networks Corporation (the “Corporation”) on each applicable Vesting date in accordance with the Vesting Schedule indicated above and the provisions set forth below. Capitalized terms not otherwise defined in this Instrument of Award have the meanings set forth in the Plan.
1. All PSUs covered by this Instrument of Award are subject to the terms and conditions stated in the Plan, except as specifically or additionally provided in this Instrument of Award and/or in any rules, regulations, determinations or interpretations prescribed and/or made by the Committee (or its delegates) under the power and authority granted under the Plan (the “Rules and Regulations”), and all of the provisions of the Plan and the Rules and Regulations are incorporated by reference as if expressly restated herein. Different Rules and Regulations may apply to you and/or the PSUs covered by this Instrument of Award depending on your country of work location, residency or payroll, whether on the Effective Date of the Award, on the date of settlement of the PSUs, or otherwise. Accordingly, you should review the Plan and the Rules and Regulations from time to time, which are available as indicated below, in conjunction with this Instrument of Award.
2. If you have been in the continuous employment of the Company from the Effective Date to the end of the applicable Performance Period, PSUs scheduled to Vest on the Vesting Date set forth in the Vesting Schedule above, will Vest on such Vesting Date and be settled by transfer of Shares to you on such Vesting Date, subject to the attainment of the Performance Criteria as determined by the Committee (which may be graduated such that different percentages, which may be greater than or less than 100%, of the PSUs will become vested depending on the extent of satisfaction of the Performance Criteria and the satisfaction of any other terms and conditions of the Award. The Performance Criteria and the terms and conditions related to the potential settlement of PSUs are those Performance Criteria and terms and conditions determined by the Committee or its designee, from time to time. For the purposes of this section 2, transfer of Shares within 75 days following the Vesting Date shall be deemed to constitute transfer on such Vesting Date.
3. The obligation of the Company to transfer Shares to you in settlement of Vested PSUs pursuant to section 2 or section 7 hereof is conditioned upon your execution and delivery of any required documentation as provided in the Plan, this Instrument of Award or the Rules and Regulations, in such form or manner as may be specified from time to time by the Corporation; provided that if you have not executed and delivered such required documentation within 75 days following the applicable settlement date, the PSUs shall immediately be forfeited and cancelled for no consideration on such 75th date. You will remain responsible for any local legal compliance requirements resulting from your receipt of PSUs, the subsequent ownership and possible sale of Shares acquired on settlement of PSUs, and the opening and maintaining of a foreign brokerage account, if applicable.
4. In consideration of the Award of PSUs, in the event that all or any part of the PSUs become Vested, at any time subsequent to the date which is twelve (12) months prior to the date of termination of your employment (whether wrongful or for any other reason) (the “Applicable Period”) and:
(i)	while employed or during the period of twelve (12) months following the termination of employment (whether wrongful or for any other reason), you accept employment with an employer, or accept an engagement to supply services, directly or indirectly, to a third party, that is in competition with the Company,

(ii)	you fail to comply with or otherwise breach the terms and conditions of any confidentiality agreement or non-disclosure agreement with the Company,

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(iii)	while employed or during the period of twelve (12) months following the termination of employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, directly or indirectly recruit, induce or solicit, or attempt to recruit, induce or solicit, any current employee or other individual who is/was supplying services to the Company, to terminate their employment or contractual arrangements with the Company, or
(iv)	while employed or during the period of twelve (12) months following the termination of employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, solicit, divert or take away, or attempt to divert or take away, the business of any of the customers or accounts, or prospective customers or accounts, of the Company or any of its distributors, representatives or vendors which you had contact or communication with while employed at the Company;
you agree that you will, if required by the Company in its sole discretion, pay to the Company within ten (10) days of written demand for payment from the Company an amount in cash equal to the number of Shares delivered to you upon the Committee’s determination of payout based on the level of achievement of the Performance Criteria multiplied by the Market Value of a Share on the applicable settlement date (the “Applicable Amount”);
     Provided you are not entitled to any Corresponding Tax Benefit, the Applicable Amount shall be reduced by the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the issuance of Shares upon settlement of the PSUs during the Applicable Period (and, where applicable, in respect of the Award of such PSUs);
     If you are entitled to a Corresponding Tax Benefit which is equal to or less than the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the Vesting of the PSUs or your receipt of Shares upon the settlement of Vested PSUs during the Applicable Period (such difference between the Corresponding Tax Benefit and Tax, if any, is referred to herein as the “Tax Benefit Deficiency”), the Applicable Amount shall be reduced by an amount equal to the Tax Benefit Deficiency;
     For the purposes of this provision:
“Corresponding Tax Benefit” means the amount of any deduction from or reduction or credit to the amount of Taxes paid or payable by you or on your behalf in accordance with the laws of the tax jurisdiction applicable to you as a result of or in connection with the payment to the Company of all or any portion of the Applicable Amount by you; and
“Tax” means any income tax, capital gains tax, statutory pension plan contributions and/or other social security tax or applicable social security charge levied in accordance with the laws of the jurisdiction to which you are subject at the time of Vesting of the PSUs or at the time you receive Shares in settlement of the PSUs, whichever is applicable (and, where applicable, at the time of the Effective Date of the Award of such PSUs).
5. The Company requires, as a condition on settlement of PSUs, that you: (i) pay any federal, provincial, state or local withholding taxes (collectively referred to herein as “taxes”) which are required to be paid by you; (ii) pay or reimburse any taxes which are required to be withheld and remitted by the Company; (iii) complete any forms or provide any additional documents in connection with taxes; and (iv) otherwise comply with all applicable tax laws; in each case in connection with the Award of the PSUs, the Vesting of the PSUs, the settlement of the PSUs, and/or the forfeiture of the PSUs, and as may be specified in this Instrument of Award, the Rules and Regulations or otherwise in accordance with the Plan. The Company may require, as a condition of the settlement of PSUs, that a portion of the related Shares be sold by you or on your behalf (i) to generate proceeds sufficient to cover any tax withholdings required to be withheld and remitted by the Company or its designee on account of applicable taxes (hereinafter, “tax withholdings”) and any other related broker fees or any other administrative fees, or (ii) to generate proceeds sufficient to cover any tax withholdings and any other related broker or administrative fees if you do not pay such tax withholdings within the designated time periods as may be specified in accordance with applicable requirements. By accepting this Instrument of Award or the PSUs, you hereby authorize the Company, and any third party service providers operating on behalf of the Company, to arrange for the sale of your Shares as contemplated above.
6. If the Compensation and Human Resources Committee, in its reasonable discretion, upon consideration of relevant facts and circumstances, concludes that you have committed an intentional misconduct as defined by the Compensation and Human Resources Committee Policy Regarding Recoupment of Incentive Compensation (the “Recoupment Policy”) relating to forfeiture and/or recoupment of incentive compensation, including PSUs, you shall, in accordance with the terms of the Recoupment Policy, automatically forfeit any awards of PSUs received under this Instrument of Award but not yet Vested, or if Vested, you shall reimburse the Company the amount of monetary compensation received by you as a result of such Vesting of PSUs, and/or the Company shall be entitled to issue proceedings to recover damages against you in respect of any losses incurred.
7. In the event that you become subject to long-term disability benefits, a “pro rata portion” of the PSUs to be settled shall become Vested based on the level of achievement of the Performance Criteria, as determined by the Committee in its sole discretion, and provided you have been a regular full-time employee of the Company for at least twelve (12) months since the Effective Date of the Award, and the remaining portion of such PSUs shall be forfeited and cancelled for no consideration. In the event of your Termination prior to the date that all of the PSUs awarded to you pursuant to this Instrument of Award have become Vested, (i) such Termination is due to your Retirement, a “pro rata portion” of the PSUs to be settled shall become Vested based on the level of achievement of the Performance Criteria, as determined by the Committee in its sole discretion, and provided you have been a regular full-time employee of the Company for at least twelve (12) months since the Effective Date of the Award, and the remaining portion of such PSUs shall be forfeited and cancelled for no consideration; (ii) if such Termination is due to death and you have been a regular full-time employee of the Company for at least twelve (12) months since the Effective

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Date of the Award, a “pro rata portion” of the outstanding unvested PSUs awarded to you shall become immediately Vested and settled based on the target amount and (iii) if such Termination is for any other reason (including by your employer for Cause, by reason of a Qualifying Termination Without Cause or by reason of your resignation for any reason), all then outstanding unvested PSUs awarded to you pursuant to this Instrument of Award shall immediately be forfeited and cancelled for no consideration 45 days after such Date of Termination; provided that no PSUs shall Vest during such 45 day period other than pursuant to the Nortel Networks Corporation Change in Control Plan (the “CIC Plan”). With respect to any PSUs that Vest as a result of a Termination due to death, such PSUs shall be settled as soon as practical following the date of death and, in any event, before 90 days after the date of death. With respect to any PSUs that Vest on or following a Termination (other than due to death), such PSUs shall be settled on the Vesting Date on which such PSUs were originally scheduled to Vest in accordance with the Vesting Schedule above. Notwithstanding the foregoing, any Vesting and/or settlement, as applicable, pursuant to this paragraph shall be delayed until six months after your Retirement or other type of Termination to the extent necessary to avoid adverse tax treatment under Section 409A of the U.S. Internal Revenue Code.
     For purposes of this section 7, transfer of Shares within 75 days following the applicable settlement date shall be deemed to constitute transfer on such Vesting date.
     For purposes of this section 7, “pro rata portion” shall mean the full amount of the PSUs awarded to you pursuant to the Plan and this Instrument of Award or the amount of PSUs to be settled, as applicable, multiplied by a fraction, the numerator of which equals the number of full months of continuous service provided since the commencement of the applicable Performance Period and the denominator of which is 36; provided, however, that no portion of a PSU shall become vested earlier than the first anniversary of the Effective Date of the Award.
8. In the event you are a Specified Executive (as defined under the Nortel Networks Corporation Change in Control Plan (the “CIC Plan”)) and are subject to a Termination Due to Change in Control (as defined in the CIC Plan), the PSUs awarded to you in accordance with this Instrument of Award shall receive the same treatment as Awards (as defined under the CIC Plan) and shall receive the same benefits as provided to Awards under the CIC Plan in the event of a Termination Due to Change in Control, provided, however, that no portion of a PSU shall be included, for the purposes of any payments under the CIC Plan, earlier than the first anniversary of the Effective Date of an Award.
9. This Instrument of Award: (i) shall be binding upon and inure to the benefit of any successor of the Corporation; (ii) shall be governed by the laws of the Province of Ontario, and any applicable laws of Canada; and (iii) may not be amended except in writing or as otherwise provided in the Plan. In the event of a conflict between the provisions of this Instrument of Award and those of the Plan or the Rules and Regulations, the provisions of the Plan or the Rules and Regulations, as the case may be, shall govern, except to the extent that the terms and conditions of the Award of PSUs evidenced by this Instrument of Award are specifically recorded as a variation from the terms and conditions of the Plan or the Rules and Regulations, as the case may be. In order to receive any benefits under this Instrument of Award, it must be accepted by you within ninety (90) days of the Effective Date. Any awards of PSUs for which the Corporation has not received an accepted Instrument of Award from you within the ninety (90) day period shall be automatically cancelled for no consideration at the end of such ninety (90) day period.
     A copy of the Plan, the Prospectus for the Plan pursuant to Section 10(a) of the U.S. Securities Act of 1933, any amendments to such Prospectus, and the Rules and Regulations can be found on the Nortel Intranet — Services@Work site
(http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Equity Awards/Plan Documents. The Services@Work site also contains other general information about the PSUs. You should check the Services@Work site frequently since it may be updated from time to time.
     You acknowledge that a copy of the Plan and the Rules and Regulations, if any, have been delivered to you with this Instrument of Award.
10. You acknowledge that: (i) the Plan is discretionary and may be suspended or terminated by the Corporation at any time; (ii) the Award of PSUs does not create any right to receive future Awards of PSUs, or benefits in lieu of PSUs, and the terms and conditions of any future Awards of PSUs, if any, will be communicated if and when new Awards of PSUs are to be made; (iii) the value of the PSUs is outside the scope of your employment contract and severance payments, if any, and the Award of PSUs is not for labour performed nor does it guarantee future employment; (iv) participation in the Plan is voluntary; (v) the Corporation is not responsible for foreign exchange fluctuations between your local currency and the US dollar, if applicable, and the future value of the Shares is unknown and cannot be predicted with certainty; (vi) the PSUs are not part of remuneration for purposes of any compensation on termination of employment, severance payments, indemnities or end of service payments or benefits of any nature; (vii) the Vesting of the PSUs ceases upon termination of employment, whether lawful or otherwise, except as provided in the Plan and this Instrument of Award, and neither the Corporation nor any of its subsidiaries is required to compensate you for any financial loss (including taxes, social security premiums and lost capital gain) as a result of the forfeiture of PSUs or the early settlement thereof on any such termination of employment; and (viii) the Award of the PSUs does not give rise to additional obligations for any subsidiary which employs you. If, notwithstanding the foregoing, any contractual or statutory (employment or otherwise) claim is found to have arisen, then you, by accepting this Instrument of Award or the PSUs, shall, to the extent permitted by applicable law, be deemed irrevocably to have waived your entitlement to pursue such claim.
11. The various provisions and sub-provisions of this Instrument of Award are severable and if any provision or identifiable part thereof is held to be unenforceable by any court of competent jurisdiction then such unenforceability shall not affect the enforceability of the remaining provisions or identifiable parts thereof in this Instrument of Award, the Plan, the Rules and Regulations, or any documents related to the Plan.

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12. Nortel and its third party service providers may need to collect and use information about employees for the purpose of the Award and/or settlement of PSUs, administering the Plan, and to comply with tax, reporting and disclosure obligations under applicable laws and regulations. Such information may be communicated to any person deemed necessary for the administration of the Plan, even if it requires such information to be transferred or communicated to persons based outside your country of employment. Such information is from time to time transferred between companies within the group and to such third party service providers, to achieve these objectives. Nortel and its third party service providers will hold your “Plan participation file” at any location deemed necessary, on the understanding that you will be given access without constraint at reasonable intervals and without excessive delay or expense to examine and correct such information. By accepting the Instrument of Award or the PSUs, you are affirming your consent to the collection, processing, storage, disclosure and transfer of your personal information for these purposes.
13. By accepting this Instrument of Award or the PSUs, you expressly consent that the Plan, the Rules and Regulations and any other document relating thereto, including this Instrument of Award, be drawn up and/or available in English only. Par votre acceptation de la présente Entente ou des PSUs, vous consentez expressément à ce que le Régime, les Règlements et tout autre document connexe, y compris la présente Entente soient rédigés et/ou disponibles en anglais seulement.
14. By accepting this Instrument of Award or the PSUs, you (i) acknowledge and confirm that you have read and understood the Plan, the Rules and Regulations and this Instrument of Award, and that you have had an opportunity to seek separate fiscal, legal and taxation advice in relation thereto; (ii) agree to be bound by the terms and conditions stated in this Instrument of Award, including without limitation the terms and conditions of the Plan and the Rules and Regulations incorporated by reference herein and (iii) appoint the Company and any third party service providers of the Company to act on your behalf in connection with this Instrument of Award, the PSUs and any Shares received by you from this Award of PSUs.
     Note: You should be aware that your acceptance of this Award of PSUs may have tax and legal consequences for you. You are responsible for any and all compliance requirements under local and national law related to these consequences and accordingly you are strongly recommended to seek expert advice from a local duly qualified professional advisor.
     If you accept the terms and conditions of this Award of PSUs as described in this Instrument of Award, please confirm your acceptance by signing where indicated below and returning it to Nortel Global Equity Award Services at the address indicated below.

Signature of Employee:
Nortel Global Equity Award Services
Nortel Networks Corporation
195 The West Mall
Dept. C01G, MS T0504001
Toronto, Ontario, Canada M9C 5K1

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NORTEL NETWORKS CORPORATION — PERFORMANCE STOCK UNITS (rTSR)
INSTRUMENT OF AWARD
«COUNTRY»

NAME:	«NAME» («GID»)

EFFECTIVE DATE:	«AWARD_DATE»

NUMBER OF PSUs:	«AWARDED»

PERFORMANCE PERIODS:	«PERIODS»

PLAN:	NORTEL 2005 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED
This instrument (hereinafter the “Instrument of Award”) evidences an Award to you of the number of Performance Stock Units (“PSUs”) indicated above, on the Effective Date indicated above, pursuant to the Nortel 2005 Stock Incentive Plan, As Amended and Restated and as may be further amended from time to time (the “Plan”). Subject to and unless otherwise specified by the Committee at the time it established the applicable Performance Criteria, each PSU covered by this Instrument of Award generally entitles you to receive one common share (a “Share”) of Nortel Networks Corporation (the “Corporation”) on each applicable Vesting date in accordance with the Vesting Schedule indicated above and the provisions set forth below. Capitalized terms not otherwise defined in this Instrument of Award have the meanings set forth in the Plan.
1. All PSUs covered by this Instrument of Award are subject to the terms and conditions stated in the Plan, except as specifically or additionally provided in this Instrument of Award and/or in any rules, regulations, determinations or interpretations prescribed and/or made by the Committee (or its delegates) under the power and authority granted under the Plan (the “Rules and Regulations”), and all of the provisions of the Plan and the Rules and Regulations are incorporated by reference as if expressly restated herein. Different Rules and Regulations may apply to you and/or the PSUs covered by this Instrument of Award depending on your country of work location, residency or payroll, whether on the Effective Date of the Award, on the date of settlement of the PSUs, or otherwise. Accordingly, you should review the Plan and the Rules and Regulations from time to time, which are available as indicated below, in conjunction with this Instrument of Award.
2. If you have been in the continuous employment of the Company from the Effective Date to the end of the applicable Performance Period, PSUs scheduled to Vest on the Vesting Date set forth in the Vesting Schedule above, will Vest on such Vesting Date and be settled by transfer of Shares to you on such Vesting Date, subject to the attainment of the Performance Criteria as determined by the Committee (which may be graduated such that different percentages, which may be greater than or less than 100%, of the PSUs will become vested depending on the extent of satisfaction of the Performance Criteria and the satisfaction of any other terms and conditions of the Award. The Performance Criteria and the terms and conditions related to the potential settlement of PSUs are those Performance Criteria and terms and conditions determined by the Committee or its designee, from time to time. For the purposes of this section 2, transfer of Shares within 75 days following the Vesting Date shall be deemed to constitute transfer on such Vesting Date.
3. The obligation of the Company to transfer Shares to you in settlement of Vested PSUs pursuant to section 2 or section 7 hereof is conditioned upon your execution and delivery of any required documentation as provided in the Plan, this Instrument of Award or the Rules and Regulations, in such form or manner as may be specified from time to time by the Corporation; provided that if you have not executed and delivered such required documentation within 75 days following the applicable settlement date, the PSUs shall immediately be forfeited and cancelled for no consideration on such 75th date. You will remain responsible for any local legal compliance requirements resulting from your receipt of PSUs, the subsequent ownership and possible sale of Shares acquired on settlement of PSUs, and the opening and maintaining of a foreign brokerage account, if applicable.
4. In consideration of the Award of PSUs, in the event that all or any part of the PSUs become Vested, at any time subsequent to the date which is twelve (12) months prior to the date of termination of your employment (whether wrongful or for any other reason) (the “Applicable Period”) and:
(i)	while employed or during the period of twelve (12) months following the termination of employment (whether wrongful or for any other reason), you accept employment with an employer, or accept an engagement to supply services, directly or indirectly, to a third party, that is in competition with the Company,
(ii)	you fail to comply with or otherwise breach the terms and conditions of any confidentiality agreement or non-disclosure agreement with the Company,

1

(iii)	while employed or during the period of twelve (12) months following the termination of employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, directly or indirectly recruit, induce or solicit, or attempt to recruit, induce or solicit, any current employee or other individual who is/was supplying services to the Company, to terminate their employment or contractual arrangements with the Company, or
(iv)	while employed or during the period of twelve (12) months following the termination of employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, solicit, divert or take away, or attempt to divert or take away, the business of any of the customers or accounts, or prospective customers or accounts, of the Company or any of its distributors, representatives or vendors which you had contact or communication with while employed at the Company;
you agree that you will, if required by the Company in its sole discretion, pay to the Company within ten (10) days of written demand for payment from the Company an amount in cash equal to the number of Shares delivered to you upon the Committee’s determination of payout based on the level of achievement of the Performance Criteria multiplied by the Market Value of a Share on the applicable settlement date (the “Applicable Amount”);
     Provided you are not entitled to any Corresponding Tax Benefit, the Applicable Amount shall be reduced by the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the issuance of Shares upon settlement of the PSUs during the Applicable Period (and, where applicable, in respect of the Award of such PSUs);
     If you are entitled to a Corresponding Tax Benefit which is equal to or less than the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the Vesting of the PSUs or your receipt of Shares upon the settlement of Vested PSUs during the Applicable Period (such difference between the Corresponding Tax Benefit and Tax, if any, is referred to herein as the “Tax Benefit Deficiency”), the Applicable Amount shall be reduced by an amount equal to the Tax Benefit Deficiency;
     For the purposes of this provision:
“Corresponding Tax Benefit” means the amount of any deduction from or reduction or credit to the amount of Taxes paid or payable by you or on your behalf in accordance with the laws of the tax jurisdiction applicable to you as a result of or in connection with the payment to the Company of all or any portion of the Applicable Amount by you; and
“Tax” means any income tax, capital gains tax, statutory pension plan contributions and/or other social security tax or applicable social security charge levied in accordance with the laws of the jurisdiction to which you are subject at the time of Vesting of the PSUs or at the time you receive Shares in settlement of the PSUs, whichever is applicable (and, where applicable, at the time of the Effective Date of the Award of such PSUs).
5. The Company requires, as a condition on settlement of PSUs, that you: (i) pay any federal, provincial, state or local withholding taxes (collectively referred to herein as “taxes”) which are required to be paid by you; (ii) pay or reimburse any taxes which are required to be withheld and remitted by the Company; (iii) complete any forms or provide any additional documents in connection with taxes; and (iv) otherwise comply with all applicable tax laws; in each case in connection with the Award of the PSUs, the Vesting of the PSUs, the settlement of the PSUs, and/or the forfeiture of the PSUs, and as may be specified in this Instrument of Award, the Rules and Regulations or otherwise in accordance with the Plan. The Company may require, as a condition of the settlement of PSUs, that a portion of the related Shares be sold by you or on your behalf (i) to generate proceeds sufficient to cover any tax withholdings required to be withheld and remitted by the Company or its designee on account of applicable taxes (hereinafter, “tax withholdings”) and any other related broker fees or any other administrative fees, or (ii) to generate proceeds sufficient to cover any tax withholdings and any other related broker or administrative fees if you do not pay such tax withholdings within the designated time periods as may be specified in accordance with applicable requirements. By accepting this Instrument of Award or the PSUs, you hereby authorize the Company, and any third party service providers operating on behalf of the Company, to arrange for the sale of your Shares as contemplated above.
6. If the Compensation and Human Resources Committee, in its reasonable discretion, upon consideration of relevant facts and circumstances, concludes that you have committed an intentional misconduct as defined by the Compensation and Human Resources Committee Policy Regarding Recoupment of Incentive Compensation (the “Recoupment Policy”) relating to forfeiture and/or recoupment of incentive compensation, including PSUs, you shall, in accordance with the terms of the Recoupment Policy, automatically forfeit any awards of PSUs received under this Instrument of Award but not yet Vested, or if Vested, you shall reimburse the Company the amount of monetary compensation received by you as a result of such Vesting of PSUs, and/or the Company shall be entitled to issue proceedings to recover damages against you in respect of any losses incurred.
7. In the event that you become subject to long-term disability benefits, a “pro rata portion” of the PSUs to be settled shall become Vested based on the level of achievement of the Performance Criteria, as determined by the Committee in its sole discretion, and provided you have been a regular full-time employee of the Company for at least twelve (12) months since the Effective Date of the Award, and the remaining portion of such PSUs shall be forfeited and cancelled for no consideration. In the event of your Termination prior to the date that all of the PSUs awarded to you pursuant to this Instrument of Award have become Vested, (i) such Termination is due to your Retirement, a “pro rata portion” of the PSUs to be settled shall become Vested based on the level of achievement of the Performance Criteria, as determined by the Committee in its sole discretion, and provided you have been a regular full-time employee of the Company for at least twelve (12) months since the Effective Date of the Award, and the remaining portion of such PSUs shall be forfeited and cancelled for no consideration; (ii) if such Termination is due to death and you have been a regular full-time employee of the Company for at least twelve (12) months since the Effective

2

Date of the Award, a “pro rata portion” of the outstanding unvested PSUs awarded to you shall become immediately Vested and settled based on the target amount and (iii) if such Termination is for any other reason (including by your employer for Cause, by reason of a Qualifying Termination Without Cause or by reason of your resignation for any reason), all then outstanding unvested PSUs awarded to you pursuant to this Instrument of Award shall immediately be forfeited and cancelled for no consideration 45 days after such Date of Termination; provided that no PSUs shall Vest during such 45 day period other than pursuant to the Nortel Networks Corporation Change in Control Plan (the “CIC Plan”). With respect to any PSUs that Vest as a result of a Termination due to death, such PSUs shall be settled as soon as practical following the date of death and, in any event, before 90 days after the date of death. With respect to any PSUs that Vest on or following a Termination (other than due to death), such PSUs shall be settled on the Vesting Date on which such PSUs were originally scheduled to Vest in accordance with the Vesting Schedule above. Notwithstanding the foregoing, any Vesting and/or settlement, as applicable, pursuant to this paragraph shall be delayed until six months after your Retirement or other type of Termination to the extent necessary to avoid adverse tax treatment under Section 409A of the U.S. Internal Revenue Code.
     For purposes of this section 7, transfer of Shares within 75 days following the applicable settlement date shall be deemed to constitute transfer on such Vesting date.
     For purposes of this section 7, “pro rata portion” shall mean the full amount of the PSUs awarded to you pursuant to the Plan and this Instrument of Award or the amount of PSUs to be settled, as applicable, multiplied by a fraction, the numerator of which equals the number of full months of continuous service provided since the commencement of the applicable Performance Period and the denominator of which is 36; provided, however, that no portion of a PSU shall become vested earlier than the first anniversary of the Effective Date of the Award.
8. In the event you are a Specified Executive (as defined under the Nortel Networks Corporation Change in Control Plan (the “CIC Plan”)) and are subject to a Termination Due to Change in Control (as defined in the CIC Plan), the PSUs awarded to you in accordance with this Instrument of Award shall receive the same treatment as Awards (as defined under the CIC Plan) and shall receive the same benefits as provided to Awards under the CIC Plan in the event of a Termination Due to Change in Control, provided, however, that no portion of a PSU shall be included, for the purposes of any payments under the CIC Plan, earlier than the first anniversary of the Effective Date of an Award.
9. This Instrument of Award: (i) shall be binding upon and inure to the benefit of any successor of the Corporation; (ii) shall be governed by the laws of the Province of Ontario, and any applicable laws of Canada; and (iii) may not be amended except in writing or as otherwise provided in the Plan. In the event of a conflict between the provisions of this Instrument of Award and those of the Plan or the Rules and Regulations, the provisions of the Plan or the Rules and Regulations, as the case may be, shall govern, except to the extent that the terms and conditions of the Award of PSUs evidenced by this Instrument of Award are specifically recorded as a variation from the terms and conditions of the Plan or the Rules and Regulations, as the case may be. In order to receive any benefits under this Instrument of Award, it must be accepted by you within ninety (90) days of the Effective Date. Any awards of PSUs for which the Corporation has not received an accepted Instrument of Award from you within the ninety (90) day period shall be automatically cancelled for no consideration at the end of such ninety (90) day period.
     A copy of the Plan, the Prospectus for the Plan pursuant to Section 10(a) of the U.S. Securities Act of 1933, any amendments to such Prospectus, and the Rules and Regulations can be found on the Nortel Intranet — Services@Work site (http://services-canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Equity Awards/Plan Documents. The Services@Work site also contains other general information about the PSUs. You should check the Services@Work site frequently since it may be updated from time to time.
     You acknowledge that a copy of the Plan and the Rules and Regulations, if any, have been delivered to you with this Instrument of Award.
10. You acknowledge that: (i) the Plan is discretionary and may be suspended or terminated by the Corporation at any time; (ii) the Award of PSUs does not create any right to receive future Awards of PSUs, or benefits in lieu of PSUs, and the terms and conditions of any future Awards of PSUs, if any, will be communicated if and when new Awards of PSUs are to be made; (iii) the value of the PSUs is outside the scope of your employment contract and severance payments, if any, and the Award of PSUs is not for labour performed nor does it guarantee future employment; (iv) participation in the Plan is voluntary; (v) the Corporation is not responsible for foreign exchange fluctuations between your local currency and the US dollar, if applicable, and the future value of the Shares is unknown and cannot be predicted with certainty; (vi) the PSUs are not part of remuneration for purposes of any compensation on termination of employment, severance payments, indemnities or end of service payments or benefits of any nature; (vii) the Vesting of the PSUs ceases upon termination of employment, whether lawful or otherwise, except as provided in the Plan and this Instrument of Award, and neither the Corporation nor any of its subsidiaries is required to compensate you for any financial loss (including taxes, social security premiums and lost capital gain) as a result of the forfeiture of PSUs or the early settlement thereof on any such termination of employment; and (viii) the Award of the PSUs does not give rise to additional obligations for any subsidiary which employs you. If, notwithstanding the foregoing, any contractual or statutory (employment or otherwise) claim is found to have arisen, then you, by accepting this Instrument of Award or the PSUs, shall, to the extent permitted by applicable law, be deemed irrevocably to have waived your entitlement to pursue such claim.
11. The various provisions and sub-provisions of this Instrument of Award are severable and if any provision or identifiable part thereof is held to be unenforceable by any court of competent jurisdiction then such unenforceability shall not affect the enforceability of the remaining provisions or identifiable parts thereof in this Instrument of Award, the Plan, the Rules and Regulations, or any documents related to the Plan.

3

12. Nortel and its third party service providers may need to collect and use information about employees for the purpose of the Award and/or settlement of PSUs, administering the Plan, and to comply with tax, reporting and disclosure obligations under applicable laws and regulations. Such information may be communicated to any person deemed necessary for the administration of the Plan, even if it requires such information to be transferred or communicated to persons based outside your country of employment. Such information is from time to time transferred between companies within the group and to such third party service providers, to achieve these objectives. Nortel and its third party service providers will hold your “Plan participation file” at any location deemed necessary, on the understanding that you will be given access without constraint at reasonable intervals and without excessive delay or expense to examine and correct such information. By accepting the Instrument of Award or the PSUs, you are affirming your consent to the collection, processing, storage, disclosure and transfer of your personal information for these purposes.
13. By accepting this Instrument of Award or the PSUs, you expressly consent that the Plan, the Rules and Regulations and any other document relating thereto, including this Instrument of Award, be drawn up and/or available in English only. Par votre acceptation de la présente Entente ou des PSUs, vous consentez expressément à ce que le Régime, les Règlements et tout autre document connexe, y compris la présente Entente soient rédigés et/ou disponibles en anglais seulement.
14. By accepting this Instrument of Award or the PSUs, you (i) acknowledge and confirm that you have read and understood the Plan, the Rules and Regulations and this Instrument of Award, and that you have had an opportunity to seek separate fiscal, legal and taxation advice in relation thereto; (ii) agree to be bound by the terms and conditions stated in this Instrument of Award, including without limitation the terms and conditions of the Plan and the Rules and Regulations incorporated by reference herein and (iii) appoint the Company and any third party service providers of the Company to act on your behalf in connection with this Instrument of Award, the PSUs and any Shares received by you from this Award of PSUs.
     Note: You should be aware that your acceptance of this Award of PSUs may have tax and legal consequences for you. You are responsible for any and all compliance requirements under local and national law related to these consequences and accordingly you are strongly recommended to seek expert advice from a local duly qualified professional advisor.
     If you accept the terms and conditions of this Award of PSUs as described in this Instrument of Award, please confirm your acceptance by signing where indicated below and returning it to Nortel Global Equity Award Services at the address indicated below.

Signature of Employee:
Nortel Global Equity Award Services
Nortel Networks Corporation
195 The West Mall
Dept. C01G, MS T0504001
Toronto, Ontario, Canada M9C 5K1

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NORTEL NETWORKS CORPORATION — CASH SETTLED PERFORMANCE STOCK UNITS (OPERATING MARGIN)
INSTRUMENT OF AWARD
This instrument (hereinafter the “Instrument of Award”) evidences an Award to you of the number of Performance Stock Units (“PSUs”) indicated above beside the heading Total Performance Share Units, on the Issue Date indicated above, pursuant to the Nortel 2005 Stock Incentive Plan, As Amended and Restated and as may be further amended from time to time (the “Plan”). Subject to and unless otherwise specified by the Committee at the time it established the applicable Performance Criteria, each PSU covered by this Instrument of Award generally entitles you to receive a cash amount (the “PSU Cash Settlement Amount”) equal to the product of (i) the Market Value of one common share (a “Share”) of Nortel Networks Corporation (the “Corporation”) on the applicable settlement date specified by the Committee, multiplied by (ii) the number of PSUs then being settled, on the applicable Vest Date in accordance with the Vest Schedule indicated above and the provisions set forth below. Capitalized terms not otherwise defined in this Instrument of Award have the meanings set forth in the Plan.
1. All PSUs covered by this Instrument of Award are subject to the terms and conditions stated in the Plan, except as specifically or additionally provided in this Instrument of Award and/or in any rules, regulations, determinations or interpretations prescribed and/or made by the Committee (or its delegates) under the power and authority granted under the Plan (the “Rules and Regulations”), and all of the provisions of the Plan and the Rules and Regulations are incorporated by reference as if expressly restated herein. Different Rules and Regulations may apply to you and/or the PSUs covered by this Instrument of Award depending on your country of work location, residency or payroll, whether on the Issue Date of the Award, on the date of settlement of the PSUs, or otherwise. Accordingly, you should review the Plan and the Rules and Regulations from time to time, which are available as indicated below, in conjunction with this Instrument of Award.
2. If you have been in the continuous employment of the Company from the Issue Date to the settlement date, PSUs scheduled to Vest on the Vest Date set forth in the Vest Schedule above, will Vest on such Vest Date and be settled by payment of the PSU Cash Settlement Amount to you on such Vest Date, subject to the attainment of the Performance Criteria as determined by the Committee (which may be graduated such that different percentages, which may be greater than or less than 100%, of the PSUs will become vested depending on the extent of satisfaction of the Performance Criteria) and the satisfaction of any other terms and conditions of the Award. The Performance Criteria and the terms and conditions related to the potential settlement of PSUs are those Performance Criteria and terms and conditions determined by the Committee or its designee, from time to time. For the purposes of this section 2, payment of the PSU Cash Settlement Amount within 75 days following the Vest Date shall be deemed to constitute transfer on such Vest Date.
3. The obligation of the Company to pay the PSU Cash Settlement Amount to you in settlement of Vested PSUs pursuant to section 2 or section 7 hereof is conditioned upon your execution and delivery of any required documentation as provided in the Plan, this Instrument of Award or the Rules and Regulations, in such form or manner as may be specified from time to time by the Corporation; provided that if you have not executed and delivered such required documentation within 75 days following the applicable settlement date, the PSUs shall immediately be forfeited and cancelled for no consideration on such 75th date. You will remain responsible for any local legal compliance requirements resulting from your receipt of PSUs, and the opening and maintaining of a foreign brokerage account, if applicable.
4. In consideration of the Award of PSUs, in the event that all or any part of the PSUs become Vested, at any time subsequent to the date which is twelve (12) months prior to the date of termination of your employment (whether wrongful or for any other reason) (the “Applicable Period”) and:
(i)	while employed or during the period of twelve (12) months following the termination of employment (whether wrongful or for any other reason), you accept employment with an employer, or accept an engagement to supply services, directly or indirectly, to a third party, that is in competition with the Company,
(ii)	you fail to comply with or otherwise breach the terms and conditions of any confidentiality agreement or non-disclosure agreement with the Company,
(iii)	while employed or during the period of twelve (12) months following the termination of employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, directly or indirectly recruit, induce or solicit, or attempt to recruit, induce or solicit, any current employee or other individual who is/was supplying services to the Company, to terminate their employment or contractual arrangements with the Company, or
(iv)	while employed or during the period of twelve (12) months following the termination of employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, solicit, divert or take away, or attempt to divert or take away, the business of any of the customers or accounts, or prospective customers or accounts, of the Company or any of its distributors, representatives or vendors which you had contact or communication with while employed at the Company;
you agree that you will, if required by the Company in its sole discretion, pay to the Company within ten (10) days of written demand for payment from the Company an amount in cash equal to the PSU Cash Settlement Amount delivered to you upon the Committee’s determination of payout based on the level of achievement of the Performance Criteria (the “Applicable Amount”);

     Provided you are not entitled to any Corresponding Tax Benefit, the Applicable Amount shall be reduced by the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the payment of the PSU Cash Settlement Amount upon settlement of the PSUs during the Applicable Period (and, where applicable, in respect of the Award of such PSUs);
     If you are entitled to a Corresponding Tax Benefit which is equal to or less than the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the Vesting of the PSUs or your receipt of the PSU Cash Settlement Amount upon the settlement of Vested PSUs during the Applicable Period (such difference between the Corresponding Tax Benefit and Tax, if any, is referred to herein as the “Tax Benefit Deficiency”), the Applicable Amount shall be reduced by an amount equal to the Tax Benefit Deficiency;
     For the purposes of this provision:
“Corresponding Tax Benefit” means the amount of any deduction from or reduction or credit to the amount of Taxes paid or payable by you or on your behalf in accordance with the laws of the tax jurisdiction applicable to you as a result of or in connection with the payment to the Company of all or any portion of the Applicable Amount by you; and
“Tax” means any income tax, capital gains tax, statutory pension plan contributions and/or other social security tax or applicable social security charge levied in accordance with the laws of the jurisdiction to which you are subject at the time of Vesting of the PSUs or at the time you receive payment of the PSU Cash Settlement Amount in settlement of the PSUs, whichever is applicable (and, where applicable, at the time of the Issue Date of the Award of such PSUs).
5. The Company requires, as a condition on settlement of PSUs, that you: (i) pay any federal, provincial, state or local withholding taxes (collectively referred to herein as “taxes”) which are required to be paid by you; (ii) pay or reimburse any taxes which are required to be withheld and remitted by the Company; (iii) complete any forms or provide any additional documents in connection with taxes; and (iv) otherwise comply with all applicable tax laws; in each case in connection with the Award of the PSUs, the Vesting of the PSUs, the settlement of the PSUs, and/or the forfeiture of the PSUs, and as may be specified in this Instrument of Award, the Rules and Regulations or otherwise in accordance with the Plan.
6. If the Compensation and Human Resources Committee, in its reasonable discretion, upon consideration of relevant facts and circumstances, concludes that you have committed an intentional misconduct as defined by the Compensation and Human Resources Committee Policy Regarding Recoupment of Incentive Compensation (the “Recoupment Policy”) relating to forfeiture and/or recoupment of incentive compensation, including PSUs, you shall, in accordance with the terms of the Recoupment Policy, automatically forfeit any awards of PSUs received under this Instrument of Award but not yet Vested, or if Vested, you shall reimburse the Company the PSU Cash Settlement Amount received by you as a result of such Vesting of PSUs, and/or the Company shall be entitled to issue proceedings to recover damages against you in respect of any losses incurred.
7. In the event that you become subject to long-term disability benefits, a “pro rata portion” of the PSUs to be settled shall become Vested based on the level of achievement of the Performance Criteria, as determined by the Committee in its sole discretion, and provided you have been a regular full-time employee of the Company for at least twelve (12) months since the Issue Date of the Award, and the remaining portion of such PSUs shall be forfeited and cancelled for no consideration. In the event of your Termination prior to the date that all of the PSUs awarded to you pursuant to this Instrument of Award have become Vested, (i) such Termination is due to your Retirement, a “pro rata portion” of the PSUs to be settled shall become Vested, based on the level of achievement of the Performance Criteria, as determined by the Committee in its sole discretion, and provided you have been a regular full-time employee of the Company for at least twelve (12) months since the Issue Date of the Award, and the remaining portion of such PSUs shall be forfeited and cancelled for no consideration; (ii) if such Termination is due to death and you have been a regular full-time employee of the Company for at least twelve (12) months since the Issue Date of the Award, a “pro rata portion” of the outstanding unvested PSUs awarded to you shall become immediately Vested and settled based on the target amount and (iii) if such Termination is for any other reason (including by your employer for Cause, by reason of a Qualifying Termination Without Cause or by reason of your resignation for any reason), all then outstanding unvested PSUs awarded to you pursuant to this Instrument of Award shall immediately be forfeited and cancelled for no consideration 45 days after such Date of Termination; provided that no PSUs shall Vest during such 45 day period other than pursuant to the Nortel Networks Corporation Change in Control Plan (the “CIC Plan”). With respect to any PSUs that Vest as a result of a Termination due to death, such PSUs shall be settled as soon as practical following the date of death and, in any event, before 90 days after the date of death. With respect to any PSUs that Vest on or following a Termination (other than due to death), such PSUs shall be settled on the Vest Date on which such PSUs were originally scheduled to Vest in accordance with the Vest Schedule above. Notwithstanding the foregoing, any Vesting and/or settlement, as applicable, pursuant to this paragraph shall be delayed until six months after your Retirement or other type of Termination to the extent necessary to avoid adverse tax treatment under Section 409A of the U.S. Internal Revenue Code.
     For purposes of this section 7, transfer of Shares within 75 days following the applicable settlement date shall be deemed to constitute transfer on such Vest Date.
     For purposes of this section 7, “pro rata portion” shall mean the full amount of the PSUs awarded to you pursuant to the Plan and this Instrument of Award or the amount of PSUs to be settled, as applicable, multiplied by a fraction, the numerator of which equals the number of full months of continuous service provided since the commencement of the applicable Performance Period and the denominator of which is 36; provided, however, that no portion of a PSU shall become vested earlier than the first anniversary of the Issue Date of the Award.

8. In the event you are a Specified Executive (as defined under the Nortel Networks Corporation Change in Control Plan (the “CIC Plan”)) and are subject to a Termination Due to Change in Control (as defined in the CIC Plan), the PSUs awarded to you in accordance with this Instrument of Award shall receive the same treatment as Awards (as defined under the CIC Plan) and shall receive the same benefits as provided to Awards under the CIC Plan in the event of a Termination Due to Change in Control, provided, however, that no portion of a PSU shall be included, for the purposes of any payments under the CIC Plan, earlier than the first anniversary of the Issue Date of an Award.
9. This Instrument of Award: (i) shall be binding upon and inure to the benefit of any successor of the Corporation; (ii) shall be governed by the laws of the Province of Ontario, and any applicable laws of Canada; and (iii) may not be amended except in writing or as otherwise provided in the Plan. In the event of a conflict between the provisions of this Instrument of Award and those of the Plan or the Rules and Regulations, the provisions of the Plan or the Rules and Regulations, as the case may be, shall govern, except to the extent that the terms and conditions of the Award of PSUs evidenced by this Instrument of Award are specifically recorded as a variation from the terms and conditions of the Plan or the Rules and Regulations, as the case may be. In order to receive any benefits under this Instrument of Award, it must be accepted by you within ninety (90) days of the Issue Date. Any awards of PSUs for which the Corporation has not received an accepted Instrument of Award from you within the ninety (90) day period shall be automatically cancelled for no consideration at the end of such ninety (90) day period.
     A copy of the Plan, the Prospectus for the Plan pursuant to Section 10(a) of the U.S. Securities Act of 1933, any amendments to such Prospectus, and the Rules and Regulations can be found on the Nortel Intranet — Services@Work site
(http://services- canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Equity Awards/Plan Documents. The Services@Work site also contains other general information about the PSUs. You should check the Services@Work site frequently since it may be updated from time to time.
     You acknowledge that a copy of the Plan and the Rules and Regulations, if any, have been delivered to you with this Instrument of Award.
10. You acknowledge that: (i) the Plan is discretionary and may be suspended or terminated by the Corporation at any time; (ii) the Award of PSUs does not create any right to receive future Awards of PSUs, or benefits in lieu of PSUs, and the terms and conditions of any future Awards of PSUs, if any, will be communicated if and when new Awards of PSUs are to be made; (iii) the value of the PSUs is outside the scope of your employment contract and severance payments, if any, and the Award of PSUs is not for labour performed nor does it guarantee future employment; (iv) participation in the Plan is voluntary; (v) the Corporation is not responsible for foreign exchange fluctuations between your local currency and the US dollar, if applicable, and the future value of the Shares is unknown and cannot be predicted with certainty; (vi) the PSUs are not part of remuneration for purposes of any compensation on termination of employment, severance payments, indemnities or end of service payments or benefits of any nature; (vii) the Vesting of the PSUs ceases upon termination of employment, whether lawful or otherwise, except as provided in the Plan and this Instrument of Award, and neither the Corporation nor any of its subsidiaries is required to compensate you for any financial loss (including taxes, social security premiums and lost capital gain) as a result of the forfeiture of PSUs or the early settlement thereof on any such termination of employment; and (viii) the Award of the PSUs does not give rise to additional obligations for any subsidiary which employs you. If, notwithstanding the foregoing, any contractual or statutory (employment or otherwise) claim is found to have arisen, then you, by accepting this Instrument of Award or the PSUs, shall, to the extent permitted by applicable law, be deemed irrevocably to have waived your entitlement to pursue such claim.
11. The various provisions and sub-provisions of this Instrument of Award are severable and if any provision or identifiable part thereof is held to be unenforceable by any court of competent jurisdiction then such unenforceability shall not affect the enforceability of the remaining provisions or identifiable parts thereof in this Instrument of Award, the Plan, the Rules and Regulations, or any documents related to the Plan.
12. Nortel and its third party service providers may need to collect and use information about employees for the purpose of the Award and/or settlement of PSUs, administering the Plan, and to comply with tax, reporting and disclosure obligations under applicable laws and regulations. Such information may be communicated to any person deemed necessary for the administration of the Plan, even if it requires such information to be transferred or communicated to persons based outside your country of employment. Such information is from time to time transferred between companies within the group and to such third party service providers, to achieve these objectives. Nortel and its third party service providers will hold your “Plan participation file” at any location deemed necessary, on the understanding that you will be given access without constraint at reasonable intervals and without excessive delay or expense to examine and correct such information. By accepting the Instrument of Award or the PSUs, you are affirming your consent to the collection, processing, storage, disclosure and transfer of your personal information for these purposes.
13. By accepting this Instrument of Award or the PSUs, you expressly consent that the Plan, the Rules and Regulations and any other document relating thereto, including this Instrument of Award, be drawn up and/or available in English only. Par votre acceptation de la présente Entente ou des PSUs, vous consentez expressément à ce que le Régime, les Règlements et tout autre document connexe, y compris la présente Entente soient rédigés et/ou disponibles en anglais seulement.
14. By accepting this Instrument of Award or the PSUs, you (i) acknowledge and confirm that you have read and understood the Plan, the Rules and Regulations and this Instrument of Award, and that you have had an opportunity to seek separate fiscal, legal and taxation advice in relation thereto; (ii) agree to be bound by the terms and conditions stated in this Instrument of Award, including without limitation the terms and conditions of the Plan and the Rules and Regulations incorporated by reference herein and (iii) appoint the Company and any third party service providers of the Company to act on your behalf in connection with this Instrument of Award, the PSUs and any PSU Cash Settlement Amount received by you from this Award of PSUs.
     Note: You should be aware that your acceptance of this Award of PSUs may have tax and legal consequences for you. You are responsible for any and all compliance requirements under local and national law related to these consequences and accordingly you are strongly recommended to seek expert advice from a local duly qualified professional advisor.
     If you accept the terms and conditions of this Award of PSUs as described in this Instrument of Award, please confirm your acceptance by signing where indicated below and returning it to Nortel Global Equity Award Services at the address indicated below.

Signature of Employee:
Nortel Global Equity Award Services
Nortel Networks Corporation
195 The West Mall
Dept. C01G, MS T0504001
Toronto, Ontario, Canada M9C 5K1

NORTEL NETWORKS CORPORATION — CASH SETTLED PERFORMANCE STOCK UNITS (rTSR)
INSTRUMENT OF AWARD
This instrument (hereinafter the “Instrument of Award”) evidences an Award to you of the number of Performance Stock Units (“PSUs”) indicated above beside the heading Total Performance Share Units, on the Issue Date indicated above, pursuant to the Nortel 2005 Stock Incentive Plan, As Amended and Restated and as may be further amended from time to time (the “Plan”). Subject to and unless otherwise specified by the Committee at the time it established the applicable Performance Criteria, each PSU covered by this Instrument of Award generally entitles you to receive a cash amount (the “PSU Cash Settlement Amount”) equal to the product of (i) the Market Value of one common share (a “Share”) of Nortel Networks Corporation (the “Corporation”) on the applicable settlement date specified by the Committee, multiplied by (ii) the number of PSUs then being settled, on the applicable Vest Date in accordance with the Vest Schedule indicated above and the provisions set forth below. Capitalized terms not otherwise defined in this Instrument of Award have the meanings set forth in the Plan.
1. All PSUs covered by this Instrument of Award are subject to the terms and conditions stated in the Plan, except as specifically or additionally provided in this Instrument of Award and/or in any rules, regulations, determinations or interpretations prescribed and/or made by the Committee (or its delegates) under the power and authority granted under the Plan (the “Rules and Regulations”), and all of the provisions of the Plan and the Rules and Regulations are incorporated by reference as if expressly restated herein. Different Rules and Regulations may apply to you and/or the PSUs covered by this Instrument of Award depending on your country of work location, residency or payroll, whether on the Issue Date of the Award, on the date of settlement of the PSUs, or otherwise. Accordingly, you should review the Plan and the Rules and Regulations from time to time, which are available as indicated below, in conjunction with this Instrument of Award.
2. If you have been in the continuous employment of the Company from the Issue Date to the settlement date, PSUs scheduled to Vest on the Vest Date set forth in the Vest Schedule above, will Vest on such Vest Date and be settled by payment of the PSU Cash Settlement Amount to you on such Vest Date, subject to the attainment of the Performance Criteria as determined by the Committee (which may be graduated such that different percentages, which may be greater than or less than 100%, of the PSUs will become vested depending on the extent of satisfaction of the Performance Criteria) and the satisfaction of any other terms and conditions of the Award. The Performance Criteria and the terms and conditions related to the potential settlement of PSUs are those Performance Criteria and terms and conditions determined by the Committee or its designee, from time to time. For the purposes of this section 2, payment of the PSU Cash Settlement Amount within 75 days following the Vest Date shall be deemed to constitute transfer on such Vest Date.
3. The obligation of the Company to pay the PSU Cash Settlement Amount to you in settlement of Vested PSUs pursuant to section 2 or section 7 hereof is conditioned upon your execution and delivery of any required documentation as provided in the Plan, this Instrument of Award or the Rules and Regulations, in such form or manner as may be specified from time to time by the Corporation; provided that if you have not executed and delivered such required documentation within 75 days following the applicable settlement date, the PSUs shall immediately be forfeited and cancelled for no consideration on such 75th date. You will remain responsible for any local legal compliance requirements resulting from your receipt of PSUs, and the opening and maintaining of a foreign brokerage account, if applicable.
4. In consideration of the Award of PSUs, in the event that all or any part of the PSUs become Vested, at any time subsequent to the date which is twelve (12) months prior to the date of termination of your employment (whether wrongful or for any other reason) (the “Applicable Period”) and:
(i)	while employed or during the period of twelve (12) months following the termination of employment (whether wrongful or for any other reason), you accept employment with an employer, or accept an engagement to supply services, directly or indirectly, to a third party, that is in competition with the Company,
(ii)	you fail to comply with or otherwise breach the terms and conditions of any confidentiality agreement or non-disclosure agreement with the Company,
(iii)	while employed or during the period of twelve (12) months following the termination of employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, directly or indirectly recruit, induce or solicit, or attempt to recruit, induce or solicit, any current employee or other individual who is/was supplying services to the Company, to terminate their employment or contractual arrangements with the Company, or
(iv)	while employed or during the period of twelve (12) months following the termination of employment (whether wrongful or for any other reason), you, on your own behalf or on any other’s behalf, solicit, divert or take away, or attempt to divert or take away, the business of any of the customers or accounts, or prospective customers or accounts, of the Company or any of its distributors, representatives or vendors which you had contact or communication with while employed at the Company;
you agree that you will, if required by the Company in its sole discretion, pay to the Company within ten (10) days of written demand for payment from the Company an amount in cash equal to the PSU Cash Settlement Amount delivered to you upon the Committee’s determination of payout based on the level of achievement of the Performance Criteria (the “Applicable Amount”);

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     Provided you are not entitled to any Corresponding Tax Benefit, the Applicable Amount shall be reduced by the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the payment of the PSU Cash Settlement Amount upon settlement of the PSUs during the Applicable Period (and, where applicable, in respect of the Award of such PSUs);
     If you are entitled to a Corresponding Tax Benefit which is equal to or less than the amount of Tax paid by you or on your behalf (or required to be paid by you or on your behalf as of a future Tax due date) in respect of the Vesting of the PSUs or your receipt of the PSU Cash Settlement Amount upon the settlement of Vested PSUs during the Applicable Period (such difference between the Corresponding Tax Benefit and Tax, if any, is referred to herein as the “Tax Benefit Deficiency”), the Applicable Amount shall be reduced by an amount equal to the Tax Benefit Deficiency;
     For the purposes of this provision:
“Corresponding Tax Benefit” means the amount of any deduction from or reduction or credit to the amount of Taxes paid or payable by you or on your behalf in accordance with the laws of the tax jurisdiction applicable to you as a result of or in connection with the payment to the Company of all or any portion of the Applicable Amount by you; and
“Tax” means any income tax, capital gains tax, statutory pension plan contributions and/or other social security tax or applicable social security charge levied in accordance with the laws of the jurisdiction to which you are subject at the time of Vesting of the PSUs or at the time you receive payment of the PSU Cash Settlement Amount in settlement of the PSUs, whichever is applicable (and, where applicable, at the time of the Issue Date of the Award of such PSUs).
5. The Company requires, as a condition on settlement of PSUs, that you: (i) pay any federal, provincial, state or local withholding taxes (collectively referred to herein as “taxes”) which are required to be paid by you; (ii) pay or reimburse any taxes which are required to be withheld and remitted by the Company; (iii) complete any forms or provide any additional documents in connection with taxes; and (iv) otherwise comply with all applicable tax laws; in each case in connection with the Award of the PSUs, the Vesting of the PSUs, the settlement of the PSUs, and/or the forfeiture of the PSUs, and as may be specified in this Instrument of Award, the Rules and Regulations or otherwise in accordance with the Plan.
6. If the Compensation and Human Resources Committee, in its reasonable discretion, upon consideration of relevant facts and circumstances, concludes that you have committed an intentional misconduct as defined by the Compensation and Human Resources Committee Policy Regarding Recoupment of Incentive Compensation (the “Recoupment Policy”) relating to forfeiture and/or recoupment of incentive compensation, including PSUs, you shall, in accordance with the terms of the Recoupment Policy, automatically forfeit any awards of PSUs received under this Instrument of Award but not yet Vested, or if Vested, you shall reimburse the Company the PSU Cash Settlement Amount received by you as a result of such Vesting of PSUs, and/or the Company shall be entitled to issue proceedings to recover damages against you in respect of any losses incurred.
7. In the event that you become subject to long-term disability benefits, a “pro rata portion” of the PSUs to be settled shall become Vested based on the level of achievement of the Performance Criteria, as determined by the Committee in its sole discretion, and provided you have been a regular full-time employee of the Company for at least twelve (12) months since the Issue Date of the Award, and the remaining portion of such PSUs shall be forfeited and cancelled for no consideration. In the event of your Termination prior to the date that all of the PSUs awarded to you pursuant to this Instrument of Award have become Vested, (i) such Termination is due to your Retirement, a “pro rata portion” of the PSUs to be settled shall become Vested, based on the level of achievement of the Performance Criteria, as determined by the Committee in its sole discretion, and provided you have been a regular full-time employee of the Company for at least twelve (12) months since the Issue Date of the Award, and the remaining portion of such PSUs shall be forfeited and cancelled for no consideration; (ii) if such Termination is due to death and you have been a regular full-time employee of the Company for at least twelve (12) months since the Issue Date of the Award, a “pro rata portion” of the outstanding unvested PSUs awarded to you shall become immediately Vested and settled based on the target amount and (iii) if such Termination is for any other reason (including by your employer for Cause, by reason of a Qualifying Termination Without Cause or by reason of your resignation for any reason), all then outstanding unvested PSUs awarded to you pursuant to this Instrument of Award shall immediately be forfeited and cancelled for no consideration 45 days after such Date of Termination; provided that no PSUs shall Vest during such 45 day period other than pursuant to the Nortel Networks Corporation Change in Control Plan (the “CIC Plan”). With respect to any PSUs that Vest as a result of a Termination due to death, such PSUs shall be settled as soon as practical following the date of death and, in any event, before 90 days after the date of death. With respect to any PSUs that Vest on or following a Termination (other than due to death), such PSUs shall be settled on the Vest Date on which such PSUs were originally scheduled to Vest in accordance with the Vest Schedule above. Notwithstanding the foregoing, any Vesting and/or settlement, as applicable, pursuant to this paragraph shall be delayed until six months after your Retirement or other type of Termination to the extent necessary to avoid adverse tax treatment under Section 409A of the U.S. Internal Revenue Code.
     For purposes of this section 7, transfer of Shares within 75 days following the applicable settlement date shall be deemed to constitute transfer on such Vest Date.
     For purposes of this section 7, “pro rata portion” shall mean the full amount of the PSUs awarded to you pursuant to the Plan and this Instrument of Award or the amount of PSUs to be settled, as applicable, multiplied by a fraction, the numerator of which equals the number of full months of continuous service provided since the commencement of the applicable Performance Period and the denominator of which is 36; provided, however, that no portion of a PSU shall become vested earlier than the first anniversary of the Issue Date of the Award.

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8. In the event you are a Specified Executive (as defined under the Nortel Networks Corporation Change in Control Plan (the “CIC Plan”)) and are subject to a Termination Due to Change in Control (as defined in the CIC Plan), the PSUs awarded to you in accordance with this Instrument of Award shall receive the same treatment as Awards (as defined under the CIC Plan) and shall receive the same benefits as provided to Awards under the CIC Plan in the event of a Termination Due to Change in Control, provided, however, that no portion of a PSU shall be included, for the purposes of any payments under the CIC Plan, earlier than the first anniversary of the Issue Date of an Award.
9. This Instrument of Award: (i) shall be binding upon and inure to the benefit of any successor of the Corporation; (ii) shall be governed by the laws of the Province of Ontario, and any applicable laws of Canada; and (iii) may not be amended except in writing or as otherwise provided in the Plan. In the event of a conflict between the provisions of this Instrument of Award and those of the Plan or the Rules and Regulations, the provisions of the Plan or the Rules and Regulations, as the case may be, shall govern, except to the extent that the terms and conditions of the Award of PSUs evidenced by this Instrument of Award are specifically recorded as a variation from the terms and conditions of the Plan or the Rules and Regulations, as the case may be. In order to receive any benefits under this Instrument of Award, it must be accepted by you within ninety (90) days of the Issue Date. Any awards of PSUs for which the Corporation has not received an accepted Instrument of Award from you within the ninety (90) day period shall be automatically cancelled for no consideration at the end of such ninety (90) day period.
     A copy of the Plan, the Prospectus for the Plan pursuant to Section 10(a) of the U.S. Securities Act of 1933, any amendments to such Prospectus, and the Rules and Regulations can be found on the Nortel Intranet — Services@Work site
(http://services- canada.ca.nortel.com/livelinksupport/saw), under People/Compensation/Equity Awards/Plan Documents. The Services@Work site also contains other general information about the PSUs. You should check the Services@Work site frequently since it may be updated from time to time.
     You acknowledge that a copy of the Plan and the Rules and Regulations, if any, have been delivered to you with this Instrument of Award.
10. You acknowledge that: (i) the Plan is discretionary and may be suspended or terminated by the Corporation at any time; (ii) the Award of PSUs does not create any right to receive future Awards of PSUs, or benefits in lieu of PSUs, and the terms and conditions of any future Awards of PSUs, if any, will be communicated if and when new Awards of PSUs are to be made; (iii) the value of the PSUs is outside the scope of your employment contract and severance payments, if any, and the Award of PSUs is not for labour performed nor does it guarantee future employment; (iv) participation in the Plan is voluntary; (v) the Corporation is not responsible for foreign exchange fluctuations between your local currency and the US dollar, if applicable, and the future value of the Shares is unknown and cannot be predicted with certainty; (vi) the PSUs are not part of remuneration for purposes of any compensation on termination of employment, severance payments, indemnities or end of service payments or benefits of any nature; (vii) the Vesting of the PSUs ceases upon termination of employment, whether lawful or otherwise, except as provided in the Plan and this Instrument of Award, and neither the Corporation nor any of its subsidiaries is required to compensate you for any financial loss (including taxes, social security premiums and lost capital gain) as a result of the forfeiture of PSUs or the early settlement thereof on any such termination of employment; and (viii) the Award of the PSUs does not give rise to additional obligations for any subsidiary which employs you. If, notwithstanding the foregoing, any contractual or statutory (employment or otherwise) claim is found to have arisen, then you, by accepting this Instrument of Award or the PSUs, shall, to the extent permitted by applicable law, be deemed irrevocably to have waived your entitlement to pursue such claim.
11. The various provisions and sub-provisions of this Instrument of Award are severable and if any provision or identifiable part thereof is held to be unenforceable by any court of competent jurisdiction then such unenforceability shall not affect the enforceability of the remaining provisions or identifiable parts thereof in this Instrument of Award, the Plan, the Rules and Regulations, or any documents related to the Plan.
12. Nortel and its third party service providers may need to collect and use information about employees for the purpose of the Award and/or settlement of PSUs, administering the Plan, and to comply with tax, reporting and disclosure obligations under applicable laws and regulations. Such information may be communicated to any person deemed necessary for the administration of the Plan, even if it requires such information to be transferred or communicated to persons based outside your country of employment. Such information is from time to time transferred between companies within the group and to such third party service providers, to achieve these objectives. Nortel and its third party service providers will hold your “Plan participation file” at any location deemed necessary, on the understanding that you will be given access without constraint at reasonable intervals and without excessive delay or expense to examine and correct such information. By accepting the Instrument of Award or the PSUs, you are affirming your consent to the collection, processing, storage, disclosure and transfer of your personal information for these purposes.
13. By accepting this Instrument of Award or the PSUs, you expressly consent that the Plan, the Rules and Regulations and any other document relating thereto, including this Instrument of Award, be drawn up and/or available in English only. Par votre acceptation de la présente Entente ou des PSUs, vous consentez expressément à ce que le Régime, les Règlements et tout autre document connexe, y compris la présente Entente soient rédigés et/ou disponibles en anglais seulement.
14. By accepting this Instrument of Award or the PSUs, you (i) acknowledge and confirm that you have read and understood the Plan, the Rules and Regulations and this Instrument of Award, and that you have had an opportunity to seek separate fiscal, legal and taxation advice in relation thereto; (ii) agree to be bound by the terms and conditions stated in this Instrument of Award, including without limitation the terms and conditions of the Plan and the Rules and Regulations incorporated by reference herein and (iii) appoint the Company and any third party

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service providers of the Company to act on your behalf in connection with this Instrument of Award, the PSUs and any PSU Cash Settlement Amount received by you from this Award of PSUs.
     Note: You should be aware that your acceptance of this Award of PSUs may have tax and legal consequences for you. You are responsible for any and all compliance requirements under local and national law related to these consequences and accordingly you are strongly recommended to seek expert advice from a local duly qualified professional advisor.
     If you accept the terms and conditions of this Award of PSUs as described in this Instrument of Award, please confirm your acceptance by signing where indicated below and returning it to Nortel Global Equity Award Services at the address indicated below.

Signature of Employee:
Nortel Global Equity Award Services
Nortel Networks Corporation
195 The West Mall
Dept. C01G, MS T0504001
Toronto, Ontario, Canada M9C 5K1

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